VANGUARD INTERNATIONAL
EQUITY INDEX FUND
----------------------
VANGUARD TOTAL
INTERNATIONAL PORTFOLIO

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE


Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                            [PHOTO]

John C. Bogle                                      John J. Brennan
Chairman of the Board                                    President


CONTENTS

   A MESSAGE TO OUR SHAREHOLDERS  . . . . . . . . . . . . . . . . . . .   1

   THE MARKETS IN PERSPECTIVE   . . . . . . . . . . . . . . . . . . . .   7

   PERFORMANCE SUMMARIES  . . . . . . . . . . . . . . . . . . . . . . .   9

   PORTFOLIO PROFILES   . . . . . . . . . . . . . . . . . . . . . . . .  13

   FINANCIAL STATEMENTS   . . . . . . . . . . . . . . . . . . . . . . .  18

   REPORT OF INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . .  51

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


     International stock markets seemed worlds apart during 1997. European stocks generally surged, while Asia's markets took a nasty tumble--especially in U.S. dollar terms--as investors lost confidence in the region's currencies and economies. This hemispheric split also was evident in emerging markets, as Asian nations suffered severe declines that more than offset big gains in Latin America. Taken together, the gains and losses from non-U.S. markets virtually offset one another, and Morgan Stanley Capital International's Total International Index produced a negative return of -0.8% for U.S. investors.

     Naturally, these market conditions were reflected in the returns of Vanguard Total International Portfolio and the three Portfolios of Vanguard International Equity Index Fund, as each closely tracked its target index in 1997. The table at right presents the twelve-month total return (capital change plus reinvested dividends) of each Portfolio, the average mutual fund in its category, and the unmanaged target index.

     Per-share figures for each Portfolio, including its net asset value, the dividends paid from net investment income, and any distributions of net realized capital gains, are presented in the table that follows this letter.

----------------------------------------------------------
                                           TOTAL RETURNS
                                             YEAR ENDED
                                         DECEMBER 31, 1997
----------------------------------------------------------
VANGUARD EUROPEAN PORTFOLIO                     +24.2%
Average European Fund                           +15.8
MSCI Europe Index                               +23.7
----------------------------------------------------------
VANGUARD PACIFIC PORTFOLIO                      -25.7%
Average Pacific Fund                            -27.6
MSCI Pacific Free Index                         -25.7
----------------------------------------------------------
VANGUARD EMERGING MARKETS PORTFOLIO             -16.8%
Average Emerging Markets Fund                   - 2.4
MSCI Select Emerging Markets
 Free Index                                     -16.4
----------------------------------------------------------
VANGUARD TOTAL INTERNATIONAL PORTFOLIO          - 0.8%
Average International Fund                      + 5.1
MSCI Total International Index                  - 0.8
----------------------------------------------------------

THE FINANCIAL MARKETS IN 1997

The U.S. and European stock markets continued their powerful advances during 1997, and stocks rose sharply in nearly every Latin American market. In stark contrast, nearly every Asian stock market was rocked by the actual and anticipated impacts of a currency crisis that first hit in Southeast Asia and spread to South Korea. The dollar's rise in value against other currencies reduced returns to U.S. investors pretty much across the board, and the overall impact was huge: It converted a +21.2% overall gain on non-U.S. stock markets in local-currency terms to a decline of -0.8% for U.S. investors. A strong dollar is not an unmixed blessing!

     The table on page 2 depicts the strong dollar's impact. It presents the total returns (weighted by market capitalization) earned on various international stock indexes in local currencies, the reduction in returns due to the dollar's rise, and the net total return received by U.S. investors.

     As the table shows, the average return earned in local currencies was a strong +21.2%. Yet those gains were, on the whole, erased by the dollar's gains. Europe's powerful advance of +38.4% in local currencies was cut by more than one-third. And the dollar's gains versus Asian currencies turned a bad year into a horrendous one for U.S. investors in Pacific region stocks, which are dominated by Japan. Emerging markets as a group posted a nifty

------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                                        YEAR ENDED
                                                    DECEMBER 31, 1997
                                        --------------------------------------
                                            LOCAL
                                          CURRENCY    CURRENCY     U.S. DOLLAR
INDEX                                      RETURN      IMPACT        RETURN
------------------------------------------------------------------------------
United States (S&P 500 Index)               +33.4%        --         +33.4%
------------------------------------------------------------------------------
MSCI Europe Index                           +38.4%     -14.7%        +23.7%
MSCI Pacific Free Index                     -15.6      -10.1         -25.7
MSCI Select Emerging Markets Index          +24.8      -41.2         -16.4
------------------------------------------------------------------------------
MSCI Total International Index              +21.2%     -22.0%        - 0.8%
------------------------------------------------------------------------------

+24.8% return in local currencies, but these gains were illusory for U.S. investors, as currency declines resulted in a net loss in dollar terms. Some Asian markets experienced both sharply falling stock prices and severe currency devaluations, with catastrophic results. In the second half of 1997, for example, Indonesian stocks lost 75% of their value in U.S.-dollar terms, and net declines in Malaysia, South Korea, Thailand, and the Philippines exceeded 60%.

     In short, U.S. investors got a stern lesson in the risks of international investing--particularly in less-seasoned emerging markets. Chief among these is currency risk: the danger that the dollar's value will rise versus other currencies. A stronger dollar means that securities worth a given sum in a foreign currency will convert into fewer dollars.

      The dollar's strength in 1997 was due in part to the powerful U.S. economy, where consumer confidence strengthened amid low inflation and continued solid growth in employment, business activity, and corporate earnings. U.S. stock prices, despite some sharp interim declines, surged for the third consecutive year, bringing cumulative returns since the end of 1994 to some +125%. These conditions drew in capital from overseas, boosting the demand for dollars and the dollar's price in relation to other currencies.

     However, there were other reasons that foreign currencies declined. In Europe, economic growth was spotty and there was anxiety about the coming of the European Monetary Union--the replacement of national currencies with a single currency, the euro. In Asia, both economic and psychological forces depressed local currencies. Japan, still the region's dominant player, continued to suffer from economic weakness and fear that the government lacked the will and skill to revive the economy. The yen's value in dollars fell to levels not seen in more than five years.

     In Asia's developing markets, whatever could go wrong did go wrong. Often, these economies had unwisely invested the huge inflows of capital too easily borrowed from foreign banks or invested by corporations or individual investors. After midyear, the dollar's strength fanned doubts about whether the region's companies could generate the cash flow needed to repay their debts, many of which were denominated in dollars. As doubts grew, local currencies fell against the dollar. Businesses and investors sold local currencies to get dollars to pay debts or to safeguard their savings. Each decline in local currencies reduced the likelihood that companies could repay their debts, so stock prices fell. Falling stock prices further weakened currencies, which prompted further declines in stocks. In this vicious cycle, doubt turned into fear, which turned into panic.

1997 PERFORMANCE OVERVIEW

Amid the extraordinary volatility in currency and stock prices during 1997, Vanguard's international index Portfolios tracked their market indexes with admirable accuracy. Indeed, the European Portfolio beat its benchmark's return, while the Pacific and Total International Portfolios precisely matched their target indexes. Our Emerging Markets Portfolio trailed its bogey by 0.4 percentage point, mainly due to the Portfolio's modest operating costs. Actual mutual funds, of course, incur operating and transaction costs that do not burden indexes, which exist only on paper.

     To offset transaction costs, we levy modest transaction fees on new purchases of shares in our international index Portfolios. These fees are paid directly to the portfolios so that existing shareholders don't bear the costs of trading activity resulting from new purchases or redemptions. As our Portfolios grew and the impact of net purchase activity lessened, we were able to reduce, effective November 3, the purchase fees for three Portfolios:
European (from 1.0% to 0.5%); Emerging Markets (from 1.5% to 1.0%); and Total International (from 0.75% to 0.50%).

     We remind you that our returns sometimes diverge from those of the indexes because of "tracking error," since each Portfolio owns only a sampling (albeit a large and carefully chosen one) of the stocks in its target index. Although we tracked our indexes closely in 1997, only two of our four Portfolios outperformed their peer mutual funds.

     Our EUROPEAN PORTFOLIO earned +24.2%, outpacing the +15.8% return for the average European equity fund by 8.4 percentage points, more than recovering our 1996 shortfall. Two factors were largely responsible for our strong 1997 showing. First, it was a good year for large-capitalization stocks, which dominate our benchmark index and, therefore, the Portfolio. Second, the Portfolio and our target index are more heavily weighted than our peers in several large economies (the United Kingdom, Germany, and Switzerland) that were powerful performers during 1997. The Portfolio also had no holdings in Poland or the Czech Republic, both of which had sharp losses, and we held lighter stakes than many actively managed competitors in some so-so performers (Austria and Norway). For the record, our Portfolio now invests in Portugal, which was shifted from the MSCI Select Emerging Markets Index to the MSCI Europe Index on November 28, 1997.

     As always, the European Portfolio benefited from our low operating costs. Our annual expenses as a percentage of average net assets were a rock-bottom 0.31% in 1997, compared with the 1.85% expense ratio of the average European fund. The difference of 1.5 percentage points represents a substantial head start, year after year, over our peers.

     While there is no way to put a negative return of -25.7% in a positive light, our PACIFIC PORTFOLIO did a bit better than the average Pacific region fund's -27.6% loss. Japanese stocks represent some 75% of the Portfolio and its target index, and therefore dominate our returns. As bad as the year was for Japanese stocks (down some -23%), it was even worse for most other Asian markets. The weakest markets represented a smaller portion of the Pacific Portfolio than of the average Pacific-region fund. Our low costs also helped:
Our expense ratio, at 0.35%, was roughly one-sixth the 2.06% paid by investors in the average Pacific fund.

     Our EMERGING MARKETS PORTFOLIO posted a negative return of -16.8%, much worse than the -2.4% return of the average emerging markets fund. The reason for our poor performance is simple: Southeast Asian stocks accounted for more than half our assets (and our target index) when 1997 began, roughly twice the region's weighting in the average emerging markets fund. This was a huge disadvantage given the tremendous declines in Thailand (-77% for the year), Indonesia (-74%), Malaysia (-68%), and the Philippines (-63%), along with lesser declines in Hong Kong (-23%) and Singapore (-30%). We were more heavily concentrated than our peers in Southeast Asia, largely because our target index does not include a number of emerging markets that have not developed sufficient liquidity or legal and regulatory safeguards. Some of these markets--India, Russia, and Pakistan, for example--enjoyed nice gains in 1997. That said, our benchmark, the MSCI Select Emerging Markets Index, is not static. On November 28, 1997, when the Index and our Portfolio dropped Portugal, both added Poland, Hungary, and the Czech Republic.

     We concede that the impact of our cost advantage--an expense ratio of 0.57% versus 2.09% for our average competitor--paled in 1997 next to the effects of the "Asian contagion." However, we expect our cost advantage to endure, while market trends are subject to sudden and dramatic changes.

     Our TOTAL INTERNATIONAL PORTFOLIO provided a -0.8% return, precisely matching our target index, but well short of the +5.1% gain posted by the average international fund. As you know, the Portfolio is a "fund of funds" that invests in our European, Pacific, and Emerging Markets Portfolios in proportion to the weightings of the underlying indexes within the MSCI Total International Index. The strong gains from our European Portfolio and the Latin American portion of our Emerging Markets Portfolio were offset by the big declines in the Asian portion of Emerging Markets and in our Pacific Portfolio. In all, the Total International Portfolio began the year with some 45% of its assets in Asian stocks versus a weighting of roughly 30% for the typical international fund, a disparity that accounts for our substantial performance shortfall.

     Our Total International Portfolio has no direct operating expenses, but bears its share of the costs of the underlying funds. The average expense ratio of the underlying Portfolios, weighted according to their proportion of Total International's assets, was 0.35% in 1997, a fraction of the 1.70% charged by the average diversified international stock fund.

LIFETIME PERFORMANCE OVERVIEW

The lifetime records of each Portfolio, the average fund in its category, and the appropriate target index are displayed in the table below. Besides the average annual returns for these periods, the table presents the results of hypothetical $10,000 investments in each Portfolio and its peer, assuming dividends and capital gains distributions were reinvested.

-----------------------------------------------------------------------------------
                                               TOTAL RETURNS
                                 FROM INCEPTION* THROUGH DECEMBER 31, 1997
                        -----------------------------------------------------------
                                     AVERAGE                  FINAL VALUE OF A
                                   ANNUAL RATE           $10,000 INITIAL INVESTMENT
                        -----------------------------------------------------------
                                     AVERAGE                               AVERAGE
                         VANGUARD   COMPETING   TARGET     VANGUARD       COMPETING
PORTFOLIO               PORTFOLIO     FUND      INDEX      PORTFOLIO        FUND
-----------------------------------------------------------------------------------
European                 +12.6%       +8.7%     +12.9%      $24,428       $18,772
Pacific                  - 2.3        +0.4      - 2.4         8,393        10,307
Emerging Markets         + 1.7        +3.5        0.0        10,638        11,331
Total International      - 0.1        +5.2      - 0.1         9,978        10,893
-----------------------------------------------------------------------------------

*For European and Pacific Portfolios: June 18, 1990; for Emerging Markets
 Portfolio: May 4, 1994; for Total International Portfolio: April 29, 1996.


     Although we have done an excellent job of tracking our unmanaged benchmarks, our record so far against our real-world competitors is mixed. Our EUROPEAN PORTFOLIO has built a big lead over its competitors during its seven-plus years of operation. The average margin of nearly 4 percentage points amounted to an edge of $5,656, or more than half an initial $10,000 investment. Alas, for our three other Portfolios, the negative 1997 results reduced average returns of each and left each lagging its peer group.

     Our PACIFIC PORTFOLIO, whose biggest component, the Japanese stock market, has fallen sharply since 1990, has trailed its average peer by an average of
2.7 percentage points a year. While Japanese stocks make up about 25% of the non-U.S. equity market, most of our competitors have maintained stakes in Japan that are far below Japan's overall share of the foreign stock market. In terms of the hypothetical $10,000 investments, the shortfall versus competitors amounts to $1,914 over the Portfolio's lifetime.

     During a much shorter time frame, our EMERGING MARKETS PORTFOLIO, which had outperformed its competitors until 1997, gave up its lead--and then some--during the year. Its average annual return now trails its peers by 1.8 percentage points, amounting to a difference of $693 on identical $10,000 investments made at the Portfolio's inception (May 4, 1994).

     The TOTAL INTERNATIONAL PORTFOLIO, in a still shorter and therefore even less meaningful period of but 20 months, has trailed the competition by an annual rate of 5.3 percentage points. On $10,000 investments made at the Portfolio's inception, the shortfall versus competitors is $915.

     We emphasize that future returns may bear little relation to the past returns reflected in the table on page 4. Indeed, unpredictable and sometimes dramatic volatility has been the norm in international equity and currency markets, so future returns may be higher or lower than those earned so far in the 1990s.

IN SUMMARY

Some commentators, citing the losses suffered during the past year in Asian and emerging stock markets, have concluded that international investing is a big mistake for U.S. investors. We disagree. While hindsight enables anyone to conclude that 1997 was a horrible year for these markets, it does not necessarily follow that they will perpetually underperform the U.S. stock market.

     It may be instructive to note that only a few years ago international stock markets appeared to be the better-performing asset, and some commentators were urging U.S. investors to invest 30% or more of their equity portfolios in international stocks. We were not so enthusiastic about international stocks then--indeed, we did not believe that they should be considered an essential segment of a portfolio, and recommended that they be limited to 10% or 20% of investors' equity portfolios. This recommendation may have seemed stodgy to some, and the outlook for international stocks, after the dark days of 1997, may be much improved. Still--though we are far from pessimistic about international stocks--we hold to our earlier limits, given the self-evident economic, financial, and currency risks of investing abroad.

     We believe that for investors who understand the special risks of international stocks--currency fluctuations and, occasionally, political instability--these assets still make sense for the diversification and potential for competitive long-term returns that they bring to balanced portfolios built on a core of U.S. stock funds, bond funds, and money market funds. Investors who craft such diversified, balanced portfolios--in accordance with their time horizon, financial situation, and tolerance for market volatility--should be well prepared to "stay the course" toward long-term financial goals.


/s/  JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Chairman of the Board                              President

January 22, 1998

PORTFOLIO STATISTICS
----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31, 1997
                         NET ASSET VALUE PER SHARE      --------------------------------------------------
                               DECEMBER 31,                   PER-SHARE                     PER-SHARE
                         -------------------------      DISTRIBUTIONS FROM NET          DIVIDENDS FROM NET
PORTFOLIO                     1996          1997        REALIZED CAPITAL GAINS          INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
European                     $16.57        $20.13                $0.08                        $0.37
Pacific                       10.51          7.72                 0.00                         0.09
Emerging Markets              12.28          9.98                 0.00                         0.23
Total International           10.14          9.87                 0.02                         0.17
----------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997


U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

     As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

---------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED DECEMBER 31, 1997
                                           --------------------------------
                                            1 YEAR     3 YEARS     5 YEARS
---------------------------------------------------------------------------
EQUITY
  S&P 500 Index                             33.4%        31.2%        20.3%
  Russell 2000 Index                        22.4         22.3         16.4
  MSCI EAFE Index                            2.1          6.6         11.7
---------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                9.7%        10.4%         7.5%
  Lehman 10-Year Municipal Bond Index        9.2         10.2          7.6
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                 5.3          5.4          4.7
---------------------------------------------------------------------------
OTHER
  Consumer Price Index                       1.7%         2.5%         2.6%
---------------------------------------------------------------------------

     The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

     The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

     The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

PERFORMANCE SUMMARY
European Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: JUNE 18, 1990-DECEMBER 31, 1997
--------------------------------------------------------------
                 EUROPEAN PORTFOLIO           MSCI EUROPE
FISCAL     CAPITAL    INCOME       TOTAL         TOTAL
YEAR       RETURN     RETURN      RETURN         RETURN
--------------------------------------------------------------
1990        -8.7%      1.5%        -7.2%          -6.4%
1991         9.5       2.9         12.4           14.1
1992        -5.9       2.6         -3.3           -3.9
1993        27.3       1.8         29.1           29.3
1994        -0.5       2.4          1.9            2.8
1995        19.6       2.7         22.3           22.1
1996        18.6       2.7         21.3           21.4
1997        22.0       2.2         24.2           23.7
--------------------------------------------------------------

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JUNE 18, 1990-DECEMBER 31, 1997
---------------------------------------------------------------------------------
                           EUROPEAN             AVERAGE                  MSCI
                           PORTFOLIO          EUROPEAN FUND          EUROPE INDEX
---------------------------------------------------------------------------------
6/18/90                      9950                10000                  10000
1990 06                     10271                10323                  10323
1990 09                      8523                 8666                   8609
1990 12                      9225                 9049                   9346
1991 03                      9517                 9173                   9749
1991 06                      8965                 8569                   9111
1991 09                     10092                 9414                  10296
1991 12                     10357                 9552                  10666
1992 03                     10031                 9285                  10302
1992 06                     11115                 9855                  11324
1992 09                     10538                 9092                  10785
1992 12                     10005                 8786                  10247
1993 03                     10604                 9165                  10870
1993 06                     10848                 9323                  11074
1993 09                     11822                10241                  12108
1993 12                     12911                11066                  13245
1994 03                     12636                11122                  13037
1994 06                     12569                10785                  12905
1994 09                     13069                11231                  13524
1994 12                     13145                11201                  13619
1995 03                     13848                11395                  14461
1995 06                     14975                12234                  15401
1995 09                     15588                12824                  16047
1995 12                     16067                13088                  16608
1996 03                     16661                13879                  17243
1996 06                     17187                14283                  17713
1996 09                     17828                14560                  18394
1996 12                     19474                16213                  20165
1997 03                     20426                16823                  21149
1997 06                     22378                17557                  23043
1997 09                     24237                18707                  24906
1997 12                     24201                18772                  24985
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 1997
                                --------------------------------
                                                         SINCE         FINAL VALUE OF A
                                  1 YEAR    5 YEARS    INCEPTION      $10,000 INVESTMENT
----------------------------------------------------------------------------------------
European Portfolio*               23.59%     19.20%      12.44%             $24,201
Average European Fund             15.78      16.40        8.71               18,772
MSCI Europe Index                 23.75      19.51       12.92               24,985
----------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases and the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                 INCEPTION                      -----------------------
                                   DATE       1 YEAR   5 YEARS  CAPITAL  INCOME  TOTAL
---------------------------------------------------------------------------------------
European Portfolio*              6/18/1990    23.59%   19.20%   10.00%   2.44%   12.44%
---------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases and the $10 annual account maintenance fee.

PERFORMANCE SUMMARY
Pacific Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-DECEMBER 31, 1997
----------------------------------------------------------
                 PACIFIC PORTFOLIO            MSCI PACIFIC
                                                  FREE
FISCAL     CAPITAL    INCOME       TOTAL         TOTAL
YEAR       RETURN     RETURN      RETURN         RETURN
----------------------------------------------------------
1990       -14.3%      0.3%       -14.0%         -15.0%
1991        10.0       0.7         10.7           11.5
1992       -18.7       0.5        -18.2          -18.5
1993        34.7       0.8         35.5           36.1
1994        12.2       0.8         13.0           12.8
1995         1.7       1.0          2.7            2.9
1996        -8.6       0.8         -7.8           -8.2
1997       -26.5       0.8        -25.7          -25.7
----------------------------------------------------------

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JUNE 18, 1990-DECEMBER 31, 1997
-------------------------------------------------------------
                 PACIFIC         AVERAGE         MSCI PACIFIC
                PORTFOLIO      PACIFIC FUND       FREE INDEX
-------------------------------------------------------------
6/18/90           9950           10000               10000
1990 06           9900            9950                9950
1990 09           7586            8080                7528
1990 12           8550            8505                8490
1991 03           9247            9418                9298
1991 06           8895            9420                8881
1991 09           9422            9593                9421
1991 12           9451            9701                9468
1992 03           7674            8870                7658
1992 06           7291            9809                7265
1992 09           7952            9612                7932
1992 12           7728            9740                7715
1993 03           9045           10096                9063
1993 06          10607           11598               10634
1993 09          11168           13096               11168
1993 12          10462           15955               10504
1994 03          11277           13436               11343
1994 06          12473           14457               12504
1994 09          12120           15863               12157
1994 12          11820           14029               11851
1995 03          11537           12841               11684
1995 06          11138           13980               11200
1995 09          11597           14665               11656
1995 12          12139           14177               12193
1996 03          12401           14313               12487
1996 06          12537           15895               12543
1996 09          12029           15350               12033
1996 12          11184           13947               11190
1997 03          10087           13032               10097
1997 06          12033           16054               11983
1997 09          10479           14431               10459
1997 12           8313           10094                8322
-------------------------------------------------------------

-------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 1997
                              --------------------------------
                                                       SINCE        FINAL VALUE OF A
                              1 YEAR     5 YEARS     INCEPTION     $10,000 INVESTMENT
-------------------------------------------------------------------------------------
Pacific Portfolio*           -26.08%      1.36%        -2.42%          $  8,313
Average Pacific Fund         -27.63       2.08          0.40             10,307
MSCI Pacific Free Index      -25.74       1.50         -2.41              8,322
-------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases and the $10 annual account maintenance fee.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                 INCEPTION                        ------------------------
                                   DATE       1 YEAR   5 YEARS    CAPITAL   INCOME   TOTAL
------------------------------------------------------------------------------------------
Pacific Portfolio*               6/18/1990   -26.08%     1.36%     -3.13%   0.71%   -2.42%
------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases and the $10 annual account maintenance fee.

PERFORMANCE SUMMARY
Emerging Markets Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: MAY 4, 1994-DECEMBER 31, 1997
-------------------------------------------------------
            EMERGING MARKETS PORTFOLIO          MSCI*
FISCAL    CAPITAL      INCOME       TOTAL       TOTAL
YEAR      RETURN       RETURN      RETURN      RETURN
-------------------------------------------------------
1994        9.1%        0.7%         9.8%        3.8%
1995       -1.1         1.7          0.6         0.0
1996       14.2         1.6         15.8        15.2
1997      -18.7         1.9        -16.8       -16.4
-------------------------------------------------------

*MSCI Select Emerging Markets Free Index.

See Financial Highlights table on page 45 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: MAY 4, 1994-DECEMBER 31, 1997
---------------------------------------------------------------------------------
                 EMERGING MARKETS      AVERAGE EMERGING     MSCI SELECT EMERGING
                   PORTFOLIO             MARKETS FUND        MARKETS FREE INDEX
---------------------------------------------------------------------------------
5/4/94                9900                    10000               10000
1994 06              10464                    10572               10591
1994 09              12739                    12560               12738
1994 12              10867                    10939               10789
1995 03               9645                     9712                9617
1995 06              10862                    10162               10843
1995 09              10920                    10449               10831
1995 12              10918                    10437               10790
1996 03              12023                    11282               11844
1996 06              12529                    11375               12265
1996 09              12324                    11247               12093
1996 12              12639                    11607               12429
1997 03              13255                    12780               13027
1997 06              14159                    13430               13931
1997 09              12840                    13386               12647
1997 12              10403                    11331               10001
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 1997
                                                -------------------------------        FINAL VALUE OF A
                                                 1 YEAR         SINCE INCEPTION       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio*                     -18.52%             1.08%                 $10,403
Average Emerging Markets Fund                    -2.38              3.47                   11,331
MSCI Select Emerging Markets Free Index         -16.37              0.00                   10,001
--------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases, the 1% transaction fee on redemptions, and the $10 annual account maintenance fee.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                          INCEPTION            ----------------------
                                            DATE     1 YEAR    CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------------
Emerging Markets Portfolio*                5/4/1994  -18.52%   -0.50%   1.58%   1.08%
-------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases, the 1% transaction fee on redemptions, and the $10 annual account maintenance fee.

PERFORMANCE SUMMARY
Total International Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: APRIL 29, 1996-DECEMBER 31, 1997
----------------------------------------------------------
           TOTAL INTERNATIONAL PORTFOLIO          MSCI*
FISCAL    CAPITAL      INCOME        TOTAL        TOTAL
YEAR      RETURN       RETURN       RETURN        RETURN
----------------------------------------------------------
1996       -1.0%        1.6%         0.6%          0.6%
1997       -2.5%        1.7%        -0.8%         -0.8%
----------------------------------------------------------

*MSCI Total International Index.

See Financial Highlights table on page 46 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: APRIL 29, 1996-DECEMBER 31, 1997
--------------------------------------------------------------------------------------
               TOTAL INTERNATIONAL     AVERAGE INTERNATIONAL          MSCI TOTAL
                   PORTFOLIO                  FUND                INTERNATIONAL INDEX
--------------------------------------------------------------------------------------
4/29/96               9950                    10000                     10000
1996 06               9892                    10031                      9925
1996 09               9861                     9966                      9897
1996 12              10002                    10367                     10055
1997 03               9932                    10510                      9979
1997 06              11174                    11671                     11220
1997 09              10947                    11803                     11003
1997 12               9923                    10893                      9978
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED DECEMBER 31, 1997
                                      -------------------------------      FINAL VALUE OF A
                                      1 YEAR          SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
Total International Portfolio*         -1.30%              -0.46%              $  9,923
Average International Fund              5.08                5.24                 10,893
MSCI Total International Index         -0.77               -0.13                  9,978
--------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases and the $10 annual account maintenance fee.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------
                                                                SINCE INCEPTION
                                       INCEPTION            -----------------------
                                         DATE     1 YEAR   CAPITAL   INCOME   TOTAL
-----------------------------------------------------------------------------------
Total International Portfolio*         4/29/1996  -1.30%    -2.38%   1.92%    -0.46%
-----------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases and the $10 annual account maintenance fee.

PORTFOLIO PROFILE
European Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to the unmanaged target index. Key elements of this Profile are defined on page 14.


PORTFOLIO CHARACTERISTICS
------------------------------------------------------
                                   EUROPEAN       MSCI
                                  PORTFOLIO     EUROPE
------------------------------------------------------
Number of Stocks                        561        566
Turnover Rate                            3%         --
Expense Ratio                         0.31%         --
Cash Reserves                          0.3%         --


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
Royal Dutch Petroleum Co.                         2.9%
Novartis AG                                       2.8
Roche Holdings AG                                 2.3
Glaxo Wellcome PLC                                2.1
British Petroleum Co., PLC                        1.8
Lloyds TSB Group PLC                              1.7
HSBC Holdings PLC                                 1.7
Allianz AG                                        1.5
Nestle SA (Registered)                            1.5
SmithKline Beecham PLC                            1.4
------------------------------------------------------
Top Ten                                          19.7%


VOLATILITY MEASURES
------------------------------------------------------
                                   EUROPEAN       MSCI
                                  PORTFOLIO       EAFE
------------------------------------------------------
R-Squared                              0.71       1.00
Beta                                   0.69       1.00


COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------
                                          DECEMBER 31, 1996      DECEMBER 31, 1997
                                         -------------------------------------------
                                             EUROPEAN        EUROPEAN          MSCI
                                             PORTFOLIO      PORTFOLIO         EUROPE
                                         -------------------------------------------
Austria . . . . . . . . . . . . . .             0.8%           0.6%            0.6%
Belgium . . . . . . . . . . . . . .             2.0            1.9             1.9
Denmark . . . . . . . . . . . . . .             1.7            1.7             1.7
Finland . . . . . . . . . . . . . .             1.3            1.1             1.1
France  . . . . . . . . . . . . . .            12.0           11.7            11.9
Germany . . . . . . . . . . . . . .            14.2           14.7            14.6
Hong Kong . . . . . . . . . . . . .             0.3            0.0             0.0
Ireland . . . . . . . . . . . . . .             0.6            0.6             0.6
Italy . . . . . . . . . . . . . . .             5.3            6.0             6.0
Netherlands . . . . . . . . . . . .             8.2            8.4             8.5
Norway  . . . . . . . . . . . . . .             1.0            0.8             0.8
Portugal  . . . . . . . . . . . .               0.0            0.9             0.8
Spain . . . . . . . . . . . . . . .             3.7            3.9             4.0
Sweden  . . . . . . . . . . . . . .             4.1            3.8             3.9
Switzerland . . . . . . . . . . . .            10.0           11.7            11.7
United Kingdom  . . . . . . . . . .            34.8           32.2            31.9
------------------------------------------------------------------------------------

AVERAGE WEIGHTED EXPENSE RATIO. Portfolios that invest in other Vanguard funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the portfolio represented by each underlying fund.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION TO FUNDS. This table shows the distribution of a portfolio's investments in underlying Vanguard funds.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

PORTFOLIO PROFILE
Pacific Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to the unmanaged target index. Key elements of this Profile are defined on page 14.


PORTFOLIO CHARACTERISTICS
------------------------------------------------------
                                                  MSCI
                                    PACIFIC    PACIFIC
                                  PORTFOLIO       FREE
------------------------------------------------------
Number of Stocks                        508        522
Turnover Rate                            8%         --
Expense Ratio                         0.35%         --
Cash Reserves                            0%         --


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
Nippon Telegraph and Telephone Corp.              5.7%
Toyota Motor Corp.                                5.7
The Bank of Tokyo-Mitsubishi Ltd.                 3.3
Nomura Securities Co., Ltd.                       2.1
Sumitomo Bank Ltd.                                1.9
Honda Motor Co., Ltd.                             1.9
Sony Corp.                                        1.8
Matsushita Electric Industrial Co., Ltd.          1.6
Hong Kong Telecommunications Ltd.                 1.3
Takeda Chemical Industries Ltd.                   1.3
------------------------------------------------------
Top Ten                                          26.6%


VOLATILITY MEASURES
------------------------------------------------------
                                    PACIFIC       MSCI
                                  PORTFOLIO       EAFE
------------------------------------------------------
R-Squared                              0.85       1.00
Beta                                   1.38       1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------
                                          DECEMBER 31, 1996     DECEMBER 31, 1997
                                       ---------------------------------------------
                                                                              MSCI
                                              PACIFIC        PACIFIC         PACIFIC
                                             PORTFOLIO      PORTFOLIO         FREE
                                       ---------------------------------------------
Australia . . . . . . . . . . . . . .           6.9%           8.4%            8.4%
Hong Kong . . . . . . . . . . . . . .           8.8            8.7             8.6
Japan   . . . . . . . . . . . . . . .          73.1           76.8            76.9
Malaysia  . . . . . . . . . . . . . .           6.1            2.5             2.5
New Zealand . . . . . . . . . . . . .           0.9            0.9             0.9
Singapore . . . . . . . . . . . . . .           4.2            2.7             2.7
------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Emerging Markets Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to the unmanaged target index. Key elements of this Profile are defined on page 14.


PORTFOLIO CHARACTERISTICS
------------------------------------------------------
                                   EMERGING
                                    MARKETS       MSCI
                                  PORTFOLIO    SELECT*
------------------------------------------------------
Number of Stocks                        635        612
Turnover Rate                           19%         --
Expense Ratio                         0.57%         --
Cash Reserves                          4.5%         --

*MSCI Select Emerging Markets Free Index.

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
Telecomunicacoes Brasileiras SA                   5.0%
Centrais Electricas Brasileiras SA                3.8
Telefonos de Mexico SA                            3.3
Hong Kong Telecommunications Ltd.                 2.1
Hutchison Whampoa Ltd.                            2.0
YPF SA Class D                                    1.7
Cifra SA de CV                                    1.6
Hang Seng Bank Ltd.                               1.6
Petroleo Brasileiro SA Pfd.                       1.5
Sun Hung Kai Properties Ltd.                      1.5
------------------------------------------------------
Top Ten                                          24.1%

VOLATILITY MEASURES
------------------------------------------------------
                                   EMERGING
                                    MARKETS       MSCI
                                  PORTFOLIO       EAFE
------------------------------------------------------
R-Squared                              0.49       1.00
Beta                                   1.16       1.00


COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------
                                         DECEMBER 31, 1996      DECEMBER 31, 1997
                                      ----------------------------------------------
                                         EMERGING MARKETS  EMERGING MARKETS    MSCI
                                             PORTFOLIO         PORTFOLIO      SELECT
                                      ----------------------------------------------
Argentina . . . . . . . . . . . . .             3.8%              5.5%          5.5%
Brazil  . . . . . . . . . . . . . .            13.7              20.0          19.6
Czech Republic  . . . . . . . . . .             0.0               1.2           1.2
Greece  . . . . . . . . . . . . . .             1.3               3.3           3.2
Hong Kong . . . . . . . . . . . . .            14.1              14.9          15.2
Hungary   . . . . . . . . . . . . .             0.0               1.0           1.6
Indonesia . . . . . . . . . . . . .             6.1               2.1           2.1
Israel  . . . . . . . . . . . . . .             2.3               3.1           3.2
Malaysia  . . . . . . . . . . . . .            18.7               7.1           7.1
Mexico  . . . . . . . . . . . . . .             9.1              15.9          15.6
Philippines . . . . . . . . . . . .             3.7               1.8           1.7
Poland  . . . . . . . . . . . . . .             0.0               0.7           0.6
Portugal  . . . . . . . . . . . . .             2.2               0.0           0.0
Singapore . . . . . . . . . . . . .             6.6               4.8           4.8
South Africa  . . . . . . . . . . .            11.6              12.8          12.9
Thailand  . . . . . . . . . . . . .             5.3               1.9           1.9
Turkey  . . . . . . . . . . . . . .             1.5               3.9           3.8
------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Total International Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997. Key elements of this Profile are defined on page 14.


PORTFOLIO CHARACTERISTICS
---------------------------------------------------
Expense Ratio                                    0%
Average Weighted Expense Ratio*               0.35%

*For underlying portfolios.


PORTFOLIO ALLOCATION TO FUNDS
---------------------------------------------------
Vanguard International Equity Index Fund-
  European Portfolio                          59.1%
  Pacific Portfolio                           28.9
  Emerging Markets Portfolio                  12.0
---------------------------------------------------
Total                                        100.0%

FINANCIAL STATEMENTS
December 31, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. European, Pacific, and Emerging Markets Portfolio securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; the Total International Portfolio lists investments in shares of each Vanguard International Equity Index Portfolio. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EUROPEAN PORTFOLIO                                              SHARES       (000)
-----------------------------------------------------------------------------------
COMMON STOCKS (98.2%)(1)
-----------------------------------------------------------------------------------
AUSTRIA (0.6%)
   Austria Mikro Systeme
     International AG                                              500    $     25
-  Austrian Airlines AG                                         31,130         662
   BWT Best Water Technology AG                                  2,860         443
   Bank Austria AG                                              42,922       2,171
   Bank Austria AG (Ptg. Ctf.)                                   3,690          99
   Bank Austria AG-Vorzug                                       19,540         927
   Bau Holding AG                                                  905          56
   Bau Holding AG Pfd.                                           1,044          47
   Boehler-Uddeholm AG                                           6,520         382
   EA-Generali AG                                                4,501       1,181
   EA-Generali AG Pfd.                                           1,114         125
   Flughafen Wien AG                                             7,750         308
-  Lenzing AG                                                    4,490         266
   Mayr-Melnhof Karton AG                                        5,930         319
   OMV AG                                                       11,767       1,628
   Oesterreichische
     Brau-Beteiligungs AG                                       10,810         539
   Oesterreichische
     Elektrizitaetswirtschafts AG
     Class A                                                    21,175       2,243
   Radex-Heraklith
     Industriebeteiligungs AG                                   10,647         366
   Steyr-Daimler-Puch AG                                        14,174         380
   Universale-Bau AG                                             5,540         195
   VA Technologies AG                                            3,270         496
   Wienerberger Baustoffindustrie AG                             6,090       1,167
                                                                        -----------
                                                                            14,025
                                                                        -----------
BELGIUM (1.9%)
   Barco NV                                                      4,735         869
   Bekaert SA                                                    1,942       1,156
   CBR Cimenteries SA                                           18,210       1,637
   Delhaize-Le Lion SA                                          34,868       1,769
   Electrabel SA                                                29,972       6,933
   Fortis AG                                                    23,997       5,007
   Generale De Banque SA                                        18,900       8,226
   Glaverbel SA                                                  6,979       1,092
   Groupe Bruxelles Lambert SA                                  15,210       2,200
   Petrofina SA                                                 13,320       4,916
   Royale Belge SA                                              11,350       3,232
   Solvay SA                                                    49,450       3,110
   Tractebel SA                                                 47,050       4,102
-  Union Miniere SA                                             17,718       1,229
                                                                        -----------
                                                                            45,478
                                                                        -----------
DENMARK (1.7%)
   Aarhus Oliefabrik A/S A Shares                                2,220          99
   Aarhus Oliefabrik A/S B Shares                                2,240         100
   Bang & Olufsen Holding A/S
     B Shares                                                    7,200         429
   Carlsberg A/S A Shares                                       12,775         691
   Carlsberg A/S B Shares                                        8,549         459
   D/S 1912 B Shares                                               124       5,723
   D/S Svendborg B Shares                                           91       5,981
   Danisco A/S                                                  39,535       2,194
   Den Danske Bank A/S                                          30,430       4,057
-  East Asiatic Co. A/S                                          7,250          66
   FLS Industries A/S B Shares                                  41,040         979
   GN Store Nord A/S                                             5,750          97

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
-  ISS International Service Systems
     A/S B Shares                                               31,519   $   1,160
-  J. Lauritzen Holding A/S B Shares                             5,965         501
   Korn Og Foderstof Kompagniet A/S                             10,510         292
   NKT Holding A/S                                               5,270         420
   Novo Nordisk A/S B Shares                                    43,882       6,281
   Radiometer A/S B Shares                                       6,508         264
   SAS Danmark A/S                                              28,080         410
   Sophus Berendsen A/S A Shares                                 3,883         641
   Sophus Berendsen A/S B Shares                                12,560       2,073
   Superfos A/S                                                 34,000         860
   Tele Danmark A/S B Shares                                    78,695       4,884
   Unidanmark A/S A Shares                                      25,877       1,901
                                                                        -----------
                                                                            40,562
                                                                        -----------
FINLAND (1.1%)
-  Amer Group Ltd.                                              12,120         233
   Cultor Oy-Series 1                                            2,750         149
   Cultor Oy-Series 2                                           12,120         657
   Instrumentarium Group A Shares                                1,000          35
   Instrumentarium Group B Shares                                3,140         110
   Kemira Oy                                                    24,730         234
   Kesko Oy                                                     53,570         848
   Kone Oy B Shares                                              7,468         905
   Merita Ltd. A Shares                                        523,767       2,866
   Metra Oy A Shares                                             3,170          75
   Metra Oy B Shares                                            31,626         743
   Nokia AB Oy A Shares                                        132,600       9,424
   Nokia AB Oy K Shares                                         51,700       3,703
   Outokumpu Oy A Shares                                        53,350         652
   Pohjola Insurance Co., Ltd.
     A Shares                                                   21,688         820
   Pohjola Insurance Co., Ltd.
     B Shares                                                    6,300         234
   Sampo Insurance Co., Ltd.
     A Shares                                                   30,524         992
   Stockmann AB Oy A Shares                                     12,300         802
   Stockmann AB Oy B Shares                                      3,610         225
   UPM-Kymmene Oy                                              167,183       3,346
                                                                        -----------
                                                                            27,053
                                                                        -----------
FRANCE (11.5%)
   AXA-UAP SA                                                  196,071      15,178
   Accor SA                                                     22,052       4,102
   Alcatel Alsthom SA                                           96,495      12,271
   Banque Nationale de Paris SA                                131,123       6,973
   Bongrain SA                                                     160          68
   Bouygues SA                                                   9,592       1,087
   Canal Plus SA                                                20,403       3,795
   Carrefour SA                                                 22,822      11,912
   Chargeurs SA                                                  4,031         241
-  Club Mediterranee SA                                          7,610         538
   Compagnie Bancaire SA                                        30,174       4,890
   Compagnie Financiere de
     Paribas SA                                                 55,678       4,840
   Compagnie Francaise d'Etudes
     et de Construction SA                                      10,454       1,103
-  Compagnie Generale de
   Geophysique SA                                                5,402         691
-  Compagnie Generale des Eaux SA                               80,086      11,182
   Compagnie Generale des
     Establissements Michelin SCA
     B Shares                                                   84,759       4,269
   Compagnie Parisienne de
     Reescompte SA                                              10,792         879
   Compagnie de Saint-Gobain SA                                 52,939       7,524
   Compagnie des Gaz de Petrole
     Primagaz SA                                                12,984       1,086
   Compoirs Modernes SA                                          3,263       1,671
-  Dollfus-Mieg & Compagnie SA                                   5,900         105
   Elf Aquitaine SA                                            160,502      18,676
   Eridania Beghin-Say SA                                       16,777       2,624
   Essilor International SA                                      6,100       1,825
   Etablissements Economiques du
     Casino Guichard-Perrachon SA                               27,360       1,524
   Etablissements Economiques du
     Casino Guichard-Perrachon
     SA Pfd.                                                     6,050         265
   Europe 1 Communication SA                                     1,577         346
-  France Telecom SA                                           484,250      17,572
   Groupe Danone SA                                             40,805       7,292
   Groupe GTM                                                    3,850         259
   Havas SA                                                     56,124       4,040
   Imetal SA                                                     8,554       1,064
   L'Air Liquide SA (Registered)                                43,311       6,782
   L'Oreal SA                                                   39,825      15,590
   LVMH Moet Hennessy Louis
     Vuitton SA                                                 51,599       8,569
   Lafarge SA                                                   58,142       3,817
   Lagardere SCA                                                36,851       1,219
   Legrand SA                                                    9,405       1,874
-  Moulinex SA                                                  16,361         404
   Nord-Est SA                                                  23,610         471
   PSA Peugeot Citroen SA                                       30,911       3,900
   Pathe SA                                                      5,213       1,012
   Pernod Ricard SA                                             35,352       2,080
   Pinault-Printemps-Redoute SA                                 13,717       7,322
   Promodes SA                                                  12,394       5,144
   Rhone-Poulenc SA Series A                                   199,675       8,948
   Sagem SA                                                      2,040         909
   Salomon SA                                                   10,328         889
   Sanofi SA                                                    60,795       6,771
   Schneider SA                                                 90,151       4,897
   Sidel SA                                                     15,048         998
   Simco SA                                                     14,071         947
   Skis Rossignol SA                                             8,306         148
   Societe BIC SA                                               34,323       2,506
   Societe Francaise
     d'Investissements Immobiliers
     et de Gestion SA                                           20,399       1,017
   Societe Generale SA                                          58,746       8,007
   Societe National d'Exploitation
     Industrielle de Tabacs et
     Allumettes SA                                              18,920         679
   Sodexho Alliance SA                                           3,986       2,136
   Sommer Allibert SA                                           23,150         804
   Suez Lyonnaise des Eaux                                      77,371       8,566
   Thomson-CSF SA                                               80,801       2,548
   Total SA B Shares                                           144,447      15,727
   Union Immobiliere de France SA                                5,563         404
   Usinor Sacilor SA                                           109,465       1,581
   Valeo SA                                                     42,246       2,867
                                                                        -----------
                                                                           279,425
                                                                        -----------

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EUROPEAN PORTFOLIO                                              SHARES       (000)
-----------------------------------------------------------------------------------
GERMANY (14.4%)
-  AGIV AG Fuer Industrie und
     Verkehrswesen AG                                           21,020   $     397
   Aachener & Muenchener
     Beteiligungs AG (Bearer)                                    5,490         595
-  Aachener & Muenchener
     Beteiligungs AG (Registered)                               25,100       2,743
   Adidas AG                                                    21,550       2,836
   Allianz AG                                                  136,880      35,475
   Axa Colonia Konzern AG                                       17,530       1,677
   BASF AG                                                     369,700      13,108
   Bayer AG                                                    433,450      16,200
   Bayerische Hypotheken-Und
     Weschel-Bank AG                                           150,190       7,334
   Bayerische Vereinsbank AG                                   186,130      12,184
   Beiersdorf AG                                                61,750       2,679
   Bilfinger & Berger Bau AG                                     9,220         286
-  Brau und Brunnen AG                                           4,042         405
   Buderus AG                                                      110          49
   CKAG Colonia Konzern AG Pfd.                                  8,310         795
   Continental AG                                               25,900         572
-  DLW AG                                                          340          39
   Daimler-Benz AG                                             308,440      21,649
   Degussa AG                                                   65,370       3,236
   Deutsche Bank AG                                            318,100      22,468
-  Deutsche Lufthansa AG New                                   236,070       4,530
   Deutsche Telekom AG                                       1,342,950      25,282
   Douglas Holding AG                                            9,720         294
   Dresdner Bank AG                                            300,260      13,860
   Dyckerhoff AG Pfd.                                            2,978         787
   Escada AG                                                       720          98
   Escada AG Pfd.                                                1,740         196
   Fag Kugelfischer Georg
     Schaefer AG                                                35,150         464
   Friederich Grohe AG Pfd.                                        195          47
   Heidelberger Zement AG                                       31,906       2,271
   Herlitz AG                                                    2,450         155
   Herlitz AG Pfd.                                               6,215         349
   Hochtief AG                                                  50,950       2,012
   Holsten-Brauerei AG                                             987         200
   IWKA AG                                                       1,450         341
   Karstadt AG                                                   3,200       1,093
-  Kloeckner-Humbolt-Deutz AG                                   22,800         167
   Linde AG                                                      5,204       3,178
   Man AG                                                        6,955       2,015
   Man AG Pfd.                                                   2,300         518
   Mannesmann AG                                                22,029      11,137
   Merck KGaA                                                   97,650       3,177
   Metro AG                                                    138,222       4,958
   Metro AG Pfd. 1                                              14,138         395
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Bearer)                                    2,200         508
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Registered)                               49,000      18,477
   PWA Papierwerke Waldhof-
     Aschaffanburg AG                                            7,000       1,197
   Preussag AG                                                   8,930       2,727
   RWE AG                                                      202,450      10,865
   RWE AG Pfd.                                                 135,290       5,718
   Rheinmetall AG                                               24,500         478
   Rheinmetall AG Pfd.                                          13,050         203
   SAP AG                                                       37,550      11,413
   SAP AG Pfd.                                                  26,225       8,583
   SGL Carbon AG                                                   950         123
-  Salamander AG                                                   430          68
   Schering AG                                                  44,900       4,333
   Siemens AG                                                  335,920      19,897
-  Strabag Bau AG                                                1,893         132
   Strabag Bau AG Pfd.                                             143          10
   Thyssen AG                                                   18,516       3,965
   Veba AG                                                     295,131      20,107
   Viag AG                                                      16,406       8,842
   Volkswagen AG                                                16,650       9,371
   Volkswagen AG Pfd.                                            5,500       2,361
                                                                        -----------
                                                                           351,629
                                                                        -----------
IRELAND (0.6%)
   Allied Irish Banks PLC                                      548,469       5,316
   CRH PLC                                                     247,599       2,901
   FYFFES PLC                                                   57,630          86
   Greencore Group PLC                                         108,800         512
   Independent Newspapers PLC                                  211,515       1,161
   Irish Life PLC                                              166,260         955
   James Crean PLC                                              27,780          56
   Jefferson Smurfit Group PLC                                 727,400       2,053
   Kerry Group PLC A Shares                                     21,260         227
   Waterford Wedgewood PLC                                     552,980         749
                                                                        -----------
                                                                            14,016
                                                                        -----------
ITALY (5.9%)
   Assicurazioni Generali SPA                                  524,545      12,915
   Banca Commerciale
     Italiana SPA                                            2,016,300       7,014
   Banco Ambrosiano Veneto
     SPA Risp.                                                 362,420         707
   Banco Intesa SPA                                          1,080,055       4,150
   Banco Popolare Di Milano SPA                                311,100       1,950
   Benetton Group SPA                                           86,196       1,400
   Bulgari SPA                                                 212,800       1,083
   Burgo (Cartiere) SPA                                        114,400         682
   Cementir SPA                                                482,180         458
   Danieli & Co. SPA                                            53,090         365
   Danieli & Co. SPA Risp.                                      21,000          75
   Edison SPA                                                  429,500       2,599
   Ente Nazionale Idrocarburi SPA                            4,722,000      26,981
   Falck, Acciaierie & Ferriere
     Lombarde SPA                                              129,500         593
   Fiat SPA                                                  2,100,440       6,112
   Fiat SPA Pfd.                                               763,200       1,165
   Fiat SPA Risp.                                              479,820         794
-  Impregilo SPA                                               214,000         163
   Istituto Bancairo San Paolo de
     Torino SPA                                                908,000       8,726
   Istituto Nazionale Delle
     Assicurazion SPA                                        2,580,000       5,232
   Italcementi SPA                                             135,557         948
   Italcementi SPA Risp.                                       145,735         437
   Italgas SPA                                                 491,250       2,028
   La Previdente SPA                                             8,500          67
   La Rinascente SPA                                           154,362       1,152
   La Rinascente SPA Pfd.                                       15,000          46
   La Rinascente SPA Risp.                                       6,000          22

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
   Magneti Marelli SPA                                         265,300   $     454
   Marzotto & Figli SPA                                         11,900         149
   Marzotto & Figli SPA Risp.                                    5,000          61
   Mediaset SPA                                                614,700       3,021
   Mondadori (Arnoldo)
     Editore SPA                                                 7,420          58
   Montedison SPA                                            3,253,502       2,924
   Montedison SPA Risp.                                        466,600         306
-  Olivetti SPA                                              1,820,156       1,101
   Parmalat Finanziaria SPA                                    532,800         762
   Pirelli SPA                                               1,054,400       2,821
   Pirelli SPA Risp.                                            46,300          84
-  Reno de Medici SPA                                           21,790          58
   Riunione Adriatica di Sicurta SPA                           227,954       2,232
   Riunione Adriatica di Sicurta
     SPA Risp.                                                  39,900         269
   SNIA BPD SPA                                                721,200         742
   SNIA BPD SPA Risp.                                           63,780          51
   Societa Assicuratrice
     Industriale SPA                                            84,030         929
   Societa Assicuratrice
     Industriale SPA Risp.                                     104,000         459
   Telecom Italia Mobile SPA                                 4,045,666      18,684
   Telecom Italia Mobile SPA Risp.                             952,744       2,711
-  Telecom Italia SPA                                        2,235,092      14,306
-  Telecom Italia SPA Risp.                                    614,571       2,711
                                                                        -----------
                                                                           142,757
                                                                        -----------
NETHERLANDS (8.2%)
   ABN-AMRO Holding NV                                         846,512      16,494
   ASR Verzekerings Groep NV                                    28,097       1,529
   Akzo Nobel NV                                                43,300       7,467
   Elsevier NV                                                 403,630       6,531
   Getronics NV                                                 62,962       2,006
   Heineken NV                                                  30,096       5,241
   Hollandsche Beton Groep NV                                   23,900         444
   IHC Caland NV                                                 6,290         326
   ING Groep NV                                                477,850      20,130
   KLM Royal Dutch Airlines NV                                  38,637       1,429
   Koninklijke Ahold NV                                        317,671       8,290
   Koninklijke KNP BT NV                                        54,244       1,250
   Koninklijke Nederlandsche
     Hoogevens en
     Staalfabireken NV                                          26,019       1,067
   Koninklijke PTT Nederland NV                                284,187      11,860
-  Koninklijke Pakhoed NV                                       21,778         628
   Nedlloyd Groep NV                                            15,401         349
   Oce-Van Der Grinten NV                                       10,657       1,162
   Philips Electronics NV                                      211,895      12,710
   Royal Dutch Petroleum Co.                                 1,285,336      70,568
   Stork NV                                                     21,683         749
   Unilever NV                                                 389,248      24,001
-  Wolters Kluwer NV                                            42,343       5,470
                                                                        -----------
                                                                           199,701
                                                                        -----------
NORWAY (0.8%)
   Aker ASA A Shares                                            26,623         480
   Aker ASA B Shares                                            18,704         304
   Bergesen D.Y. ASA A Shares                                   31,536         744
   Bergesen D.Y. ASA B Shares                                   18,496         432
   Christiania Bank Og
     Kreditkasse ASA                                            82,900         335
   Dyno Industrier ASA                                          21,996         424
   Elkem ASA                                                    50,640         673
   Hafslund ASA A Shares                                        38,131         233
   Hafslund ASA B Shares                                        16,651          79
   Helikopter Services Group ASA                                25,650         313
   Kvaerner ASA                                                 26,820       1,368
   Kvaerner ASA B Shares                                        14,790         688
   Lief Hoegh & Co. ASA                                         18,370         374
-  NCL Holdings ASA                                            216,460         775
-  NCL Holdings ASA Rights
     Exp. 1/5/1998                                             216,460           1
   Norsk Hydro ASA                                             132,744       6,473
   Norske Skogindustrier ASA
     A Shares                                                   23,500         682
   Norske Skogindustrier ASA
     B Shares                                                    3,140          85
   Orkla ASA A Shares                                           26,060       2,245
   Orkla ASA B Shares                                            7,920         617
-  Petroleum Geo-Services ASA                                    1,170          74
-  Storebrand ASA                                              160,260       1,130
   Unitor ASA                                                   44,650         545
                                                                        -----------
                                                                            19,074
                                                                        -----------
PORTUGAL (0.9%)
   Banco Comercial Portugues 8%
     Cvt. Pfd. Series A                                         27,639       2,039
   Banco Comercial Portugues SA
     (Registered)                                               18,840         386
   Banco Espirito Santo e Comercial
     de Lisboa SA (Registered)                                  70,080       2,088
   Banco Totta e Acores SA
     (Registered)                                               50,980       1,002
   Cimpor-Cimento de Portugal SA                                53,316       1,399
   Cin-Corporacao Industrial do
     Norte SA                                                    2,690         170
-  Colep-Companhia Portuguesa de
     Embalagens SA                                              11,284         160
-  Companhia de Seguros
     Tranquilidade SA                                            9,200         221
   Corticeira Amorin SA                                         18,110         217
   Efacec-Empresa Fabrilde Maquinas
     Electricas SA                                              16,930         131
-  Electricidade de Portugal SA                                221,822       4,205
   Engil-SGPS SA                                                16,320         159
   Inapa-Investimentos Participacoes
     e Gestao SA                                                43,710         511
   Jeronimo Martins & Filho,
     SGPS, SA                                                   26,870         853
-  Jeronimo Martins SGPS SA
     PTE1000 Rights Exp. 1/1/1998                               33,500       1,558
   Portucel Industrial-Empresa
     Productora de Cellulosa SA                                 42,240         258
   Portugal Telecom SA (Registered)                             95,456       4,434
-  Sociedade Construcoes Soares
     da Costa SA                                                19,310         134
-  Somague-Sociedade Gestora de
     Participacoes, SA                                          14,000         147
   Sonae Investimentos-Sociedade
     Gestora de Participacoes SA                                28,820       1,167
   Unicer-Uniao Cervejeira SA                                   15,950         226
                                                                        -----------
                                                                            21,465
                                                                        -----------

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EUROPEAN PORTFOLIO                                              SHARES       (000)
-----------------------------------------------------------------------------------
SPAIN (3.8%)
   Acerinox SA                                                   8,746  $    1,291
   Argentaria SA                                                72,900       4,434
   Autopista Concesionaria
     Espanola SA                                               110,007       1,476
   Banco Bilbao Vizcaya SA
     (Registered)                                              412,073      13,329
   Banco Central
     Hispanoamericano SA                                       215,772       5,252
-  Banco Santander SA                                          273,746       9,142
   Corporacion Financiera Alba SA                                9,715       1,023
-  Corporacion Mapfre SA                                        40,842       1,082
   Dragados y Construcciones SA                                 34,946         744
   ENDESA-Empresa Nacional de
     Electricidad SA                                           616,456      10,941
   Ebro Agricolas Compania de
     Alimentacion SA                                            33,394         587
-  El Aguila SA                                                 33,608         132
   Empresa Nacional Compania
     de Celulosas SA                                            18,550         252
-  Ercros SA                                                    80,602          78
   Fomento de Construcciones y
     Contratas SA                                               38,032       1,447
   Gas Natural SDG SA                                           92,208       4,779
   Iberdrola SA                                                535,603       7,046
   Inmobiliaria Metropolitana
     Vasca Central SA                                           16,966         765
-  Inmobiliaria Urbis SA                                        60,980         576
   Portland Valderrivas SA                                       4,748         427
   Prosegur Cia de Seguridad SA
     (Registered)                                               74,800         751
   Repsol SA                                                   169,037       7,209
   Sarrio SA                                                    61,040         221
   Sociedade General de Aguas de
     Barcelona SA                                                1,350          56
   Tabacalera SA                                                23,506       1,905
   Telefonica de Espana SA                                     554,468      15,825
   Union Electrica Fenosa SA                                    86,007         824
   Uralita SA                                                   35,964         410
   Vallehermoso SA                                              28,158         863
   Viscofan Industria Navarra de
     Envolturas Celulosic SA                                    21,260         534
   Zardoya Otis SA                                               2,426         282
                                                                        -----------
                                                                            93,683
                                                                        -----------
SWEDEN (3.7%)
   ABB AB A Shares                                             410,480       4,863
   ABB AB B Shares                                             189,800       2,237
   AGA AB A Shares                                             101,750       1,404
   AGA AB B Shares                                              88,440       1,170
   Astra AB A Shares                                           790,500      13,699
   Astra AB B Shares                                           178,346       3,001
   Atlas Copco AB A Shares                                      76,300       2,279
   Atlas Copco AB B Shares                                      38,590       1,150
   Electrolux AB B Shares                                       49,650       3,448
   Esselte AB A Shares                                          17,160         324
   Esselte AB B Shares                                          12,090         245
   Hennes & Mauritz AB B Shares                                127,940       5,644
   LM Ericsson Telephone AB
     B Shares                                                  568,400      21,384
   SKF AB A Shares                                              27,240         546
   SKF AB B Shares                                               5,680         121
   Scanem AB A Shares                                           34,830       1,427
   Securitas AB B Shares                                        46,080       1,394
   Skandia Forsakrings AB                                       43,622       2,059
   Skandinaviska Eeskilda Banken
     AB B Shares                                               345,753       4,379
   Skanska AB B Shares                                          71,758       2,944
   Stora Kopparbergs Berglags
     AB A Shares                                                82,805       1,044
   Stora Kopparbergs Berglags
     AB B Shares                                                 3,550          44
   Svenska Cellulosa AB B Shares                               125,946       2,833
   Svenska Handelsbanken AB
     A Shares                                                  135,680       4,694
   Svenska Handelsbanken AB
     B Shares                                                   25,060         807
   Swedish Match AB                                            323,369       1,080
   Trelleborg AB B Shares                                       76,898         969
   Volvo AB A Shares                                            41,300       1,104
   Volvo AB B Shares                                           182,969       4,912
                                                                        -----------
                                                                            91,205
                                                                        -----------

SWITZERLAND (11.5%)
-  ABB AG (Bearer)                                               4,795       6,033
-  ABB AG (Registered)                                           3,560         901
   Adecco SA (Bearer)                                           10,627       3,086
   Alusuisse-Lonza Holding AG
     (Bearer)                                                    1,316       1,257
   Alusuisse-Lonza Holding AG
     (Registered)                                                2,550       2,453
   Credit Suisse Group AG
     (Registered)                                              155,175      24,044
-  Danzas Holding AG (Registered)                                1,845         363
   Forbo Holding AG (Registered)                                   780         319
   Georg Fischer AG (Bearer)                                       310         425
   Georg Fischer AG (Registered)                                   215          57
   Grands Magasins Jelmoli SA
     (Bearer)                                                      290         250
   Grands Magasins Jelmoli SA
     (Registered)                                                  650         109
   Holderbank Financiere Glarus AG
     (Bearer)                                                    3,328       2,720
   Holderbank Financiere Glarus AG
     (Registered)                                                6,710       1,095
   Kuoni Reisen Holding AG
     (Registered)                                                  260         976
   Moevenpick Holding AG (Bearer)                                1,810         733
   Nestle SA (Registered)                                       23,619      35,447
   Novartis AG (Bearer)                                          3,718       6,054
   Novartis AG (Registered)                                     37,766      61,366
   Roche Holding AG (Bearer)                                       968      14,933
   Roche Holdings AG
     (Dividend-Right Certificates)                               4,208      41,848
   SGS Societe Generale de
     Surveillance Holding SA (Bearer)                              817       1,568
   SGS Societe Generale de
     Surveillance Holding SA
     (Registered)                                                1,740         638
   SMH AG (Bearer)                                               2,352       1,300
   SMH AG (Registered)                                           9,650       1,303
-  Sairgroup AG                                                  1,260       1,728

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
   Schindler Holding AG (Ptg. Ctf.)                                 60    $     63
   Schindler Holding AG (Registered)                               190         204
   Sika Finanz AG (Bearer)                                         890         283
   Sulzer AG (Registered)                                          360         229
-  Swiss Bank Corp. (Registered)                                45,365      14,121
   Swiss Reinsurance Co. (Registered)                            8,818      16,517
   Union Bank of Switzerland AG
     (Bearer)                                                   12,691      18,377
   Union Bank of Switzerland AG
     (Registered)                                               15,000       4,330
   Valora Holding AG                                             1,981         418
   Zurich Insurance Co. (Registered)                            28,290      13,500
                                                                        -----------
                                                                           279,048
                                                                        -----------
UNITED KINGDOM (31.6%)
   Abbey National PLC                                          901,437      16,182
   Amec PLC                                                    338,062         651
   Anglian Water PLC                                           201,972       2,758
   Argos PLC                                                   210,262       1,901
   Arjo Wiggins Appleton PLC                                   660,652       1,761
   Associated British Foods PLC                                545,159       4,754
   B.A.T. (British American Tobacco)
     Industries PLC                                          1,851,602      16,878
   BBA Group PLC                                               261,227       1,745
   BG PLC                                                    2,401,041      10,825
   BICC PLC                                                    278,099         796
   BOC Group PLC                                               277,847       4,576
   BPB PLC                                                     362,769       2,029
   BTR PLC                                                   2,444,952       7,402
   Barclays PLC                                                912,063      24,282
   Barratt Developments PLC                                    185,750         709
   Bass PLC                                                    520,501       8,089
   Blue Circle Industries PLC                                  531,665       2,987
   Boots Co., PLC                                              546,975       7,888
   Bowthorpe PLC                                               174,335       1,076
   British Aerospace PLC                                       251,942       7,192
   British Airways PLC                                         591,986       5,455
   British Land Co., PLC                                       346,567       3,883
   British Petroleum Co., PLC                                3,404,712      44,817
   British Sky Broadcasting
     Group PLC                                               1,057,991       7,938
   British Steel PLC                                         1,374,762       2,952
   British Telecommunications PLC                            3,782,268      29,779
   Burmah Castrol PLC                                          155,957       2,720
   Cable and Wireless PLC                                    1,353,724      11,917
   Cadbury Schweppes PLC                                       616,349       6,222
   Caradon PLC                                                 391,398       1,140
   Carlton Communications PLC                                  362,600       2,804
-  Centrica PLC                                              2,992,804       4,407
   Coats Viyella PLC                                           525,766         787
   Cobham PLC                                                   50,964         700
   Commercial Union PLC                                        422,923       5,908
   Courtaulds PLC                                              271,720       1,328
   Courtaulds Textiles PLC                                      72,694         427
   De La Rue PLC                                               188,548       1,228
   Delta PLC                                                   143,760         624
   Diageo PLC                                                2,439,128      22,455
   EMI Group PLC                                               451,852       3,777
   Electrocomponents PLC                                       323,990       2,415
   English China Clays PLC                                     264,315       1,166
   FKI PLC                                                     469,426       1,475
   GKN PLC                                                     235,559       4,833
   General Electric Co., PLC                                 1,670,662      10,844
   George Wimpey PLC                                           251,450         443
   Glaxo Wellcome PLC                                        2,116,250      50,142
   Granada Group PLC                                           528,686       8,090
   Great Universal Stores PLC                                  618,344       7,804
   Guardian Royal Exchange PLC                                 364,846       1,986
   HSBC Holdings PLC (Foreign)                               1,071,258      26,475
   HSBC Holdings PLC (Local)                                   537,845      13,806
   Hammerson PLC                                                64,316         497
   Hanson PLC                                                  407,135       1,820
   Harrison & Crosfield PLC                                    227,073         527
   Hepworth PLC                                                 51,075         187
   Hyder PLC                                                   116,646       1,858
   IMI PLC                                                     192,006       1,278
   Imperial Chemical Industries PLC                            434,454       6,798
   J. Sainsbury PLC                                          1,136,437       9,518
   Johnson Matthey PLC                                          44,748         401
   Kingfisher PLC                                              412,263       5,752
   Ladbroke Group PLC                                          741,857       3,222
   Laird Group PLC                                              59,550         436
   Land Securities PLC                                         319,406       5,098
   Lasmo PLC                                                   610,943       2,774
   Legal & General Group PLC                                   770,995       6,749
   Lex Service PLC                                              53,026         406
   Lloyds TSB Group PLC                                      3,203,269      41,480
   Lonrho PLC                                                  244,458         378
   LucasVarity PLC                                             885,898       3,134
   MEPC PLC                                                    318,878       2,665
   Marks & Spencer PLC                                       1,699,102      16,746
   Marley PLC                                                   43,540          67
   Mercury Asset Management
     Group PLC                                                 134,430       3,760
   Meyer International PLC                                      52,241         328
   National Grid Group PLC                                   1,112,452       5,290
   National Power PLC                                          730,402       7,211
   Next PLC                                                    253,197       2,883
   Ocean Group PLC                                             141,155       1,384
   Pearson PLC                                                 367,917       4,788
   Peninsular & Oriental Steam
     Navigation Co.                                            346,101       3,944
   Pilkington PLC                                              482,475       1,012
   Prudential Corp. PLC                                      1,151,564      13,908
   RMC Group PLC                                                43,728         612
   Racal Electronics PLC                                       244,449       1,074
   Railtrack Group PLC                                          67,030       1,067
   Rank Group PLC                                              204,921       1,143
   Redland PLC                                                 135,687         764
   Reed International PLC                                      662,222       6,647
   Reuters Holdings PLC                                      1,011,699      11,070
   Rexam PLC                                                   317,046       1,560
   Rio Tinto PLC                                               624,205       7,693
   Rolls-Royce PLC                                             792,113       3,063
   Royal & Sun Alliance Insurance
     Group PLC                                                 939,877       9,480
   Royal Bank of Scotland
     Group PLC                                                 520,013       6,614
   Rugby Group PLC                                             297,746         666
   Safeway PLC                                                 723,560       4,084
   Schroders PLC                                               137,029       4,313

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EUROPEAN PORTFOLIO                                              SHARES       (000)
-----------------------------------------------------------------------------------
   Scottish & Newcastle PLC                                    379,675   $   4,657
   Scottish Power PLC                                          729,154       6,455
   Sears PLC                                                   707,165         617
   Sedgwick Group PLC                                          107,950         252
   Slough Estates PLC                                           83,589         472
   SmithKline Beecham PLC                                    3,297,878      33,806
   Smiths Industries PLC                                       190,363       2,656
   Southern Electric PLC                                       128,685       1,071
   St. James's Place Capital PLC                               290,314         822
   T & N PLC                                                   164,627         691
   TI Group PLC                                                346,962       2,649
   Tarmac PLC                                                  541,871       1,016
   Tate & Lyle PLC                                             272,595       2,247
   Taylor Woodrow PLC                                          257,799         755
   Tesco PLC                                                 1,305,079      10,630
   Thames Water PLC                                            234,749       3,501
   Thorn PLC                                                   151,429         394
   Transport Development
     Group PLC                                                 211,921         708
   Unigate PLC                                                 151,020       1,493
   Unilever PLC                                              1,995,124      17,103
   United Biscuits Holdings PLC                                420,367       1,556
   United Utilities PLC                                        331,199       4,251
   Vickers PLC                                                 219,029         851
   Viglen Technology PLC
     Unsecured Exchangeable Loan
     Stock Due 9/1/2000                                        199,005         327
   Vodafone Group PLC                                        1,832,923      13,240
   Williams PLC                                                470,789       2,618
   Willis Corroon Group PLC                                     98,419         238
   Wilson Connolly Holdings PLC                                 86,943         226
   Wolseley PLC                                                359,736       2,859
   Zeneca Group PLC                                            564,904      19,863
                                                                        -----------
                                                                           769,401
                                                                        -----------
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,594,386)                                                     2,388,522
-----------------------------------------------------------------------------------
                                                                  FACE
                                                                AMOUNT
                                                                 (000)
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (17.8%)
-----------------------------------------------------------------------------------
U.S. TREASURY BILL
(2)5.02%, 1/22/1998                                        $     1,900       1,895
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                                              33,553      33,553
   6.50%, 1/2/1998--Note G                                     396,606     396,606
-----------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $432,053)                                                         432,054
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (116.0%)
   (COST $2,026,439)                                                     2,820,576
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                             (000)
-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-16.0%)
-----------------------------------------------------------------------------------
Other Assets--Note B                                                    $   23,212
Security Lending Collateral Payable
   to Brokers--Note G                                                     (396,606)
Other Liabilities                                                          (14,756)
                                                                        -----------
                                                                          (388,150)
-----------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------
Applicable to 120,843,178 outstanding
   $.001 par value shares
   (authorized 500,000,000 shares)                                      $2,432,426
===================================================================================

NET ASSET VALUE PER SHARE                                                   $20.13
===================================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The combined market value of common stocks and Eurotop futures contracts represents 99.7% of net assets.

(2)Security segregated as initial margin for open futures contracts.

(Ptg. Ctf.)--Participating Certificate.

-----------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------
                                                                AMOUNT         PER
                                                                 (000)       SHARE
-----------------------------------------------------------------------------------
Paid in Capital                                             $1,634,085      $13.52
Overdistributed Net Investment
   Income--Note F                                                 (311)         --
Accumulated Net Realized
   Gains--Note F                                                 4,826         .04
Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities                                       794,137        6.57
   Futures Contracts                                               340          --
   Foreign Currencies and Forward
     Currency Contracts                                           (651)         --
-----------------------------------------------------------------------------------
NET ASSETS                                                  $2,432,426      $20.13
===================================================================================

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
PACIFIC PORTFOLIO                                               SHARES       (000)
-----------------------------------------------------------------------------------
COMMON STOCKS (99.8%)(1)
-----------------------------------------------------------------------------------
AUSTRALIA (8.4%)
   Aberfoyle Ltd.                                               53,000    $     86
   Amcor Ltd.                                                  280,691       1,235
   Ashton Mining Ltd.                                          231,114         203
   Australia National Industries Ltd.                          363,531         334
   Australian Gas Light Co., Ltd.                              142,800         996
   Boral Ltd.                                                  504,000       1,274
   Brambles Industries Ltd.                                     97,711       1,939
   Broken Hill Proprietary Ltd.                                856,460       7,952
   Burns Philp & Co., Ltd.                                     234,530          37
   CSR Ltd.                                                    439,600       1,489
   Coca-Cola Amatil Ltd.                                       345,968       2,585
   Coles Myer Ltd.                                             480,641       2,308
-  Crown Ltd.                                                  317,495         141
-  Crown Ltd. Rights  Exp. 1/19/1998                           115,452          10
   David Jones Ltd.                                            178,132         201
   Delta Gold NL                                               124,065         131
   Email Ltd.                                                  137,683         325
   F.H. Faulding & Co., Ltd.                                    68,300         342
   Foster's Brewing Group Ltd.                                 701,260       1,334
   Futuris Corp., Ltd.                                         232,120         254
   Gio Australia Holdings Ltd.                                 217,500         556
   Goodman Fielder Ltd.                                        548,833         873
   Great Central Mines Ltd.                                    123,430         133
   Hardie (James) Industries Ltd.                              179,904         524
   Howard Smith Ltd.                                            97,200         807
   ICI Australia Ltd.                                          134,048         939
   Leighton Holdings Ltd.                                      127,100         444
   Metal Manufactures Ltd.                                     123,800         186
   Mount Isa Mines Holdings Ltd.                               510,599         313
   National Australia Bank Ltd.                                625,680       8,736
-  Newcrest Mining Ltd.                                         64,445          70
   News Corp. Ltd.                                             840,379       4,638
   News Corp. Ltd. Pfd.                                        623,413       3,085
   Normandy Mining Ltd.                                        824,264         800
   North Ltd.                                                  320,778         845
   Pacific Dunlop Ltd.                                         415,740         880
   Pioneer International Ltd.                                  431,400       1,178
   Plutonic Resources Ltd.                                      72,650         203
   QBE Insurance Group Ltd.                                    175,443         790
   QCT Resources Ltd.                                          225,200         182
   Renison Goldfields
     Consolidated Ltd.                                          65,441         100
   Resolute Ltd.                                               105,895          77
   Rio Tinto Ltd.                                              150,942       1,761
   Rothmans Holdings Ltd.                                       56,800         300
   Southcorp. Ltd.                                             306,605       1,015
   Santos Ltd.                                                 265,689       1,094
   Sons of Gwalia Ltd.                                          92,544         211
   Stockland Trust Group Ltd.                                  285,800         662
-  Sydney Harbour Casino
     Holdings Ltd.                                             265,200         251
   Tabcorp Holdings Ltd.                                        58,692         275
-  Telstra Corp. Ltd.                                        2,214,000       4,674
   WMC Ltd.                                                    474,187       1,653
   Westfield Trust (Units)                                   1,786,100       3,410
   Westpac Banking Corp., Ltd.                                 752,571       4,813
                                                                        -----------
                                                                            69,654
                                                                        -----------
HONG KONG (8.7%)
   Bank of East Asia Ltd.                                      567,933       1,330
   Cathay Pacific Airways Ltd.                               1,433,000       1,165
   Cheung Kong Holdings Ltd.                                 1,016,000       6,655
   China Light and Power Co., Ltd.                           1,067,000       5,922
   Dickson Concepts
     International Ltd.                                         69,399         101
   Elec & Eltek International
     Holdings Ltd.                                             292,000          72
   Giordano International Ltd.                                 586,000         202
   Hang Lung Development Co., Ltd.                             500,000         703
   Hang Seng Bank Ltd.                                         828,900       7,997
   Hong Kong & China Gas Co., Ltd.                           1,599,993       3,098
   Hong Kong Aircraft &
     Engineering Co., Ltd.                                     126,400         318
   Hong Kong and Shanghai
     Hotels Ltd.                                               328,000         271
   Hong Kong
     Telecommunications Ltd.                                 5,248,593      10,804
   Hopewell Holdings Ltd.                                    2,308,000         575
   Hutchison Whampoa Ltd.                                    1,630,000      10,224
   Hysan Development Co., Ltd.                                 478,000         953
   Johnson Electric Holdings Ltd.                              206,500         594
   Kumagai Gumi Hong Kong Ltd.                                 138,000         105
   Miramar Hotel & Investment Ltd.                             336,000         568
   New World Development
     Co., Ltd.                                                 834,000       2,885
   Oriental Press Group Ltd.                                 1,183,000         359
   Peregrine Investment
     Holdings Ltd.                                             293,200         208
   Regal Hotels International
     Holdings Ltd.                                           1,756,800         333
   Shangri-La Asia Ltd.                                        306,000         259
   Shun Tak Holdings Ltd.                                      958,000         257
   South China Morning Post Ltd.                               775,000         545
   Sun Hung Kai Properties Ltd.                              1,057,400       7,369
   Swire Pacific Ltd. A Shares                                 665,500       3,650
   Tai Cheung Holdings Ltd.                                    556,500         221
   Television Broadcasts Ltd.                                  237,000         676
   Varitronix International Ltd.                               144,000         247
   Wharf Holdings Ltd.                                       1,027,000       2,253
   Wing Lung Bank Ltd.                                         113,528         544
                                                                        -----------
                                                                            71,463
                                                                        -----------
JAPAN (76.6%)
   Advantest Corp.                                              37,400       2,129
   Ajinomoto Co., Inc.                                         282,000       2,754
   Alps Electric Co., Ltd.                                      90,000         851
   Amada Co., Ltd.                                             129,000         481
   Amano Corp.                                                  44,000         338
-  Aoki Corp.                                                  276,000          89
   Aoyama Trading Co., Ltd.                                     36,600         656
   Arabian Oil Co., Ltd.                                        30,400         463
   Asahi Bank Ltd.                                           1,015,000       4,137
   Asahi Breweries Ltd.                                        198,000       2,893
   Asahi Chemical Industry Co., Ltd.                           635,000       2,159
   Asahi Glass Co., Ltd.                                       500,000       2,384
   Ashikaga Bank Ltd.                                          345,000         557
   Autobacs Seven Co., Ltd.                                     19,500         562
   The Bank of Tokyo-
     Mitsubishi Ltd.                                         1,999,000      27,674

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
PACIFIC PORTFOLIO                                               SHARES       (000)
-----------------------------------------------------------------------------------
   Bank of Yokohama Ltd.                                       511,000   $   1,352
   Bridgestone Corp.                                           356,000       7,749
   Brother Industries Ltd.                                     177,000         406
   CSK Corp.                                                    28,400         730
   Canon, Inc.                                                 375,000       8,768
   Casio Computer Co.                                          123,000         885
   Chiba Bank Ltd.                                             339,000       1,056
   Chichibu Onoda Cement Corp.                                 255,000         471
   Chiyoda Corp.                                                86,000          93
   Chugai Pharmaceutical Co., Ltd.                             109,000         562
   Citizen Watch Co., Ltd.                                     144,000         969
   Cosmo Oil Co., Ltd.                                         250,000         381
   Dai-Nippon Ink & Chemicals, Inc.                            346,000         878
   Dai-Nippon Printing Co., Ltd.                               331,000       6,237
   Dai-Nippon Screen
     Manufacturing Co., Ltd.                                    68,000         314
   Daicel Chemical Industries Ltd.                              27,000          35
   Daido Steel Co., Ltd.                                       242,000         305
   Daiei, Inc.                                                 330,000       1,371
   Daifuku Co., Ltd.                                            32,000         156
   Daiichi Pharmaceutical Co., Ltd.                            117,000       1,323
   Daikin Industries Ltd.                                       58,000         219
   Daikyo, Inc.                                                 99,000          76
   Daimaru, Inc.                                                81,000         192
   Daito Trust Construction Co., Ltd.                           58,800         360
   Daiwa House Industry Co., Ltd.                              230,000       1,221
   Daiwa Kosho Lease Co., Ltd.                                  70,000         285
   Daiwa Securities Co., Ltd.                                  815,000       2,821
   Denki Kagaku Kogyo K.K.                                     209,000         317
   Denso Corp.                                                 385,000       6,958
   East Japan Railway Co.                                        1,735       7,860
   Ebara Corp.                                                 116,000       1,231
   Eisai Co., Ltd.                                             127,000       1,944
   Ezaki Glico Co.                                              81,600         529
   Fanuc Co., Ltd.                                             104,600       3,974
   Fuji Bank Ltd.                                            1,258,000       5,109
   Fuji Photo Film Co., Ltd.                                   223,000       8,576
   Fujikura Ltd.                                               152,000       1,010
   Fujita Corp.                                                273,000          99
   Fujita Kanko, Inc.                                           58,000         625
   Fujitsu Ltd.                                                803,000       8,646
   Furukawa Electric Co.                                       286,000       1,230
   Gakken Co.                                                    6,000           8
   Gunma Bank Ltd.                                             224,000       1,464
   Gunze Ltd.                                                   52,000          86
   Hankyu Corp.                                                352,000       1,654
   Hankyu Department Stores, Inc.                               45,000         251
-  Haseko Corp.                                                136,000          70
   Hazama Corp.                                                176,000          87
   Higo Bank Ltd.                                               68,000         345
   Hirose Electric Co., Ltd.                                    16,300         836
   Hitachi Ltd.                                              1,428,000      10,214
   Hitachi Zosen Corp.                                         440,000         707
   Hokuriku Bank Ltd.                                          382,000         499
   Honda Motor Co., Ltd.                                       418,000      15,399
   House Foods Industry Corp.                                   59,000         771
   Hoya Corp.                                                   53,000       1,671
   INAX Corp.                                                  102,000         297
   Industrial Bank of Japan Ltd.                             1,100,000       7,868
   Isetan Co.                                                   80,000         335
-  Ishihara Sangyo Kaisha Ltd.                                 109,000         122
   Ito-Yokado Co., Ltd.                                        180,000       9,206
   Itochu Corp.                                                580,000         914
   Itoham Foods, Inc.                                           67,000         318
   Iwatani International Corp.                                 135,000         240
   JGC Corp.                                                    47,000          99
-  Japan Air Lines Co., Ltd.                                   779,000       2,127
   Japan Energy Corp.                                          391,000         370
-  Japan Metals & Chemicals Co.                                 60,000          50
-  Japan Steel Works Ltd.                                      100,000          76
   Joyo Bank Ltd.                                              390,000       1,380
   Jusco Co., Ltd.                                             141,000       1,995
   Kajima Corp.                                                433,000       1,096
   Kaken Pharmaceutical Co.                                     12,000          24
   Kamigumi Co., Ltd.                                           45,000         134
   Kandenko Co., Ltd.                                           56,000         287
-  Kanebo Ltd.                                                 118,000          86
   Kaneka Corp.                                                 79,000         358
   Kansai Electric Power Co., Inc.                             422,600       7,183
   Kansai Paint Co., Ltd.                                      116,000         281
   Kao Corp.                                                   265,000       3,832
   Katokichi Co., Ltd.                                          27,000         334
   Kawasaki Heavy Industries Ltd.                              559,000         868
-  Kawasaki Kisen Kaisha Ltd.                                  230,000         279
   Kawasaki Steel Corp.                                      1,322,000       1,810
   Keihin Electric Express
     Railway Co., Ltd.                                         158,000         553
   Kikkoman Corp.                                               58,000         295
   Kinden Corp.                                                117,000       1,251
   Kinki Nippon Railway Co.                                    709,000       3,801
   Kirin Brewery Co., Ltd.                                     449,000       3,281
   Kissei Pharmaceutical Co.                                    27,000         390
   Kokuyo Co., Ltd.                                             58,000       1,004
   Komatsu Ltd.                                                440,000       2,217
   Komori Corp.                                                 22,000         328
   Konami Co., Ltd.                                             11,000         272
   Konica Corp.                                                 80,000         369
   Koyo Seiko Co., Ltd.                                         71,000         285
   Kubota Corp.                                                628,000       1,662
   Kumagai Gumi Co., Ltd.                                      251,000         137
   Kurabo Industries Ltd.                                       77,000          83
   Kuraray Co., Ltd.                                           163,000       1,354
   Kureha Chemical Industry Co.                                 89,000         183
   Kurita Water Industries Ltd.                                 59,000         604
   Kyocera Corp.                                                83,000       3,779
   Kyowa Hakko Kogyo Co.                                       199,000         865
   Kyudenko Corp.                                                3,000          15
   Lion Corp.                                                  155,000         460
   Maeda Road Construction Co., Ltd.                            21,000          84
   Makino Milling Machine Co.                                   62,000         393
   Makita Corp.                                                 68,000         654
   Marubeni Corp.                                              594,000       1,046
   Maruha Corp.                                                 14,000          13
   Marui Co., Ltd.                                             161,000       2,514
   Matsushita Electric Industrial
     Co., Ltd.                                                 906,000      13,309
   Meiji Milk Products Co., Ltd.                                60,000         156
   Meiji Seika Kaisha Ltd.                                      92,000         307
   Minebea Co., Ltd.                                           174,000       1,874
   Misawa Homes Co., Ltd.                                       49,000         136

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
   Mitsubishi Chemical Corp.                                   957,000   $   1,376
   Mitsubishi Corp.                                            679,000       5,379
   Mitsubishi Electric Corp.                                   878,000       2,255
   Mitsubishi Estate Co., Ltd.                                 564,000       6,160
   Mitsubishi Gas Chemical Co.                                 113,000         298
   Mitsubishi Heavy Industries Ltd.                          1,466,000       6,134
   Mitsubishi Logistics Corp.                                   58,000         607
   Mitsubishi Materials Corp.                                  533,000         861
   Mitsubishi Oil Co., Ltd.                                    100,000         148
   Mitsubishi Paper Mills Ltd.                                 209,000         294
   Mitsubishi Rayon Co., Ltd.                                  278,000         684
   Mitsubishi Trust & Banking Corp.                            558,000       5,622
   Mitsui & Co., Ltd.                                          687,000       4,079
-  Mitsui Engineering &
     Shipbuilding Co., Ltd.                                    186,000         119
   Mitsui Fudosan Co., Ltd.                                    331,000       3,208
   Mitsui Marine & Fire
     Insurance Co.                                             294,000       1,506
   Mitsui Mining & Smelting Co., Ltd.                          154,000         621
-  Mitsui Osk Lines Ltd.                                       495,000         689
   Mitsui Soko Co., Ltd.                                        92,000         231
   Mitsui Trust & Banking Co.                                  530,000       1,031
   Mitsukoshi Ltd.                                             124,000         331
   Mori Seiki Co.                                               24,000         249
   Murata Manufacturing Co., Ltd.                              104,000       2,624
   Mycal Corp.                                                 141,000       1,182
   NEC Corp.                                                   687,000       7,344
   NGK Insulators Ltd.                                         166,000       1,481
   NGK Spark Plug Co.                                           51,000         290
   NKK Corp.                                                 1,454,000       1,163
   NOF Corp.                                                     9,000          15
   NSK Ltd.                                                    225,000         562
   NTN Corp.                                                    87,000         202
   Nagase & Co., Ltd.                                            6,000          18
   Nagoya Railroad Co., Ltd.                                   358,000       1,234
   Namco Ltd.                                                   20,000         583
   Nankai Electric Railway Co.                                 121,000         530
   Nichido Fire & Marine
     Insurance Co., Ltd.                                       196,000       1,025
   Nichirei Corp.                                               74,000         159
   Nihon Cement Co., Ltd.                                       63,000         130
-  Niigata Engineering Co., Ltd.                               246,000         108
   Nikon Corp.                                                 153,000       1,518
   Nippon Beet Sugar
     Manufacturing Co.                                          11,000          15
   Nippon Comsys Corp.                                          65,000         805
   Nippon Express Co., Ltd.                                    470,000       2,350
   Nippon Fire & Marine
     Insurance Co., Ltd.                                       254,000         955
   Nippon Light Metal Co.                                      308,000         450
   Nippon Meat Packers, Inc.                                   100,000       1,369
   Nippon Oil Co., Ltd.                                        534,000       1,384
   Nippon Paper Industries Co.                                 410,000       1,615
   Nippon Sharyo Ltd.                                           43,000         120
   Nippon Sheet Glass Co., Ltd.                                199,000         279
   Nippon Shinpan Co.                                          281,000         318
   Nippon Shokubai K.K.                                         84,000         342
   Nippon Steel Corp.                                        2,971,000       4,410
-  Nippon Suisan Kaisha Ltd.                                   111,000         141
   Nippon Telegraph and
     Telephone Corp.                                             5,449      46,938
   Nippon Yusen Kabushiki
     Kaisha Co.                                                550,000       1,514
   Nishimatsu Construction Co.                                 124,000         391
   Nissan Motor Co., Ltd.                                    1,068,000       4,436
   Nisshinbo Industries, Inc.                                   99,000         419
   Nissin Food Products Co., Ltd.                               53,000         966
   Nitto Denko Corp.                                            16,000         277
   Nomura Securities Co., Ltd.                               1,297,000      17,357
   Noritake Co., Ltd.                                           58,000         277
   OJI Paper Co., Ltd.                                         423,000       1,688
   Odakyu Electric Railway Co.                                 344,000       1,492
   Ohbayashi Corp.                                             308,000       1,052
   Okamoto Industries, Inc.                                     75,000         133
   Okuma Corp.                                                  67,000         239
   Okumura Corp.                                                79,000         188
   Olympus Optical Co., Ltd.                                    63,000         437
   Omron Corp.                                                 108,000       1,694
   Onward Kashiyama Co., Ltd.                                   77,000         894
   Osaka Gas Co., Ltd.                                       1,037,000       2,377
   Oyo Corp.                                                    11,000         159
   Penta-Ocean Construction Co.                                139,000         196
   Pioneer Electronic Corp.                                     73,000       1,129
   Q.P. Corp.                                                   74,000         452
-  Renown, Inc.                                                 90,000          38
   Rohm Co., Ltd.                                               51,000       5,217
   SMC Corp.                                                    28,400       2,512
   Sakura Bank Ltd.                                          1,485,681       4,262
   Sanden Corp.                                                 35,000         151
   Sankyo Aluminum Industry Co.                                  8,000           7
   Sankyo Co., Ltd.                                            199,000       4,515
-  Sanrio Co., Ltd.                                             40,000         211
   Sanwa Shutter Corp.                                         101,000         510
   Sanyo Electric Co., Ltd.                                    793,000       2,074
   Sapparo Breweries Ltd.                                       69,000         218
   Sato Kogyo Co.                                               95,000          59
   Secom Co., Ltd.                                              49,000       3,143
   Sega Enterprises Ltd.                                        49,900         906
   Seino Transportation Co., Ltd.                               52,000         260
   Seiyu Ltd.                                                   41,000         130
   Sekisui Chemical Co.                                        250,000       1,275
   Sekisui House Ltd.                                          316,000       2,039
   77 Bank Ltd.                                                 71,000         508
   Sharp Corp.                                                 466,000       3,218
   Shimachu Co.                                                  9,000         142
   Shimano, Inc.                                                34,000         628
   Shimizu Corp.                                               345,000         801
   Shin-Etsu Chemical Co., Ltd.                                166,000       3,179
   Shionogi & Co., Ltd.                                        155,000         713
   Shiseido Co., Ltd.                                          184,000       2,519
   Shizuoka Bank Ltd.                                          354,000       3,812
   Showa Denko K.K.                                            458,000         402
   Skylark Co., Ltd.                                            45,000         433
   Snow Brand Milk Products Co.                                 67,000         181
   Sony Corp.                                                  171,500      15,301
   Sumitomo Bank Ltd.                                        1,346,000      15,425
   Sumitomo Chemical Co.                                       723,000       1,668
   Sumitomo Corp.                                              462,000       2,594
   Sumitomo Electric Industries Ltd.                           316,000       4,326
   Sumitomo Forestry Co.                                        72,000         352
   Sumitomo Heavy Industries Ltd.                              213,000         654

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
PACIFIC PORTFOLIO                                               SHARES       (000)
-----------------------------------------------------------------------------------
   Sumitomo Marine & Fire
     Insurance Co.                                             272,000   $   1,443
   Sumitomo Metal Industries Ltd.                            1,291,000       1,658
   Sumitomo Metal Mining Co.                                   252,000         833
   Sumitomo Osaka Cement
     Co., Ltd.                                                 234,000         295
   Taisei Corp.                                                419,000         690
   Taisho Pharmaceutical Co.                                   150,000       3,842
   Taiyo Yuden Co., Ltd.                                         8,000          56
   Takara Shuzo Co.                                            127,000         474
   Takara Standard Co.                                          46,000         226
   Takashimaya Co.                                             145,000         881
   Takeda Chemical Industries Ltd.                             376,000      10,758
   Takuma Co., Ltd.                                             20,000         138
   Teijin Ltd.                                                 428,000         899
   Teikoku Oil Co., Ltd.                                       121,000         316
   Toa Corp.                                                    85,000         112
   Tobu Railway Co., Ltd.                                      376,000       1,180
   Toei Co.                                                     67,000         245
   Toho Co., Ltd.                                                9,330         997
   Tohoku Electric Power Co.                                   219,100       3,337
   Tokai Bank Ltd.                                             886,000       4,143
   Tokio Marine & Fire Insurance Co.                           675,000       7,683
   Tokyo Broadcasting System, Inc.                              69,000         876
   Tokyo Dome Corp.                                             73,000         487
   Tokyo Electric Power Co.                                    578,600      10,591
   Tokyo Electron Ltd.                                          74,630       2,399
   Tokyo Gas Co., Ltd.                                       1,142,000       2,600
   Tokyo Steel Manufacturing Co.                                57,000         193
   Tokyo Style Co.                                              31,000         281
   Tokyo Tatemono Co., Ltd.                                    106,000         139
   Tokyotokeiba Co.                                            142,000         183
   Tokyu Corp.                                                 442,000       1,713
   Toppan Printing Co., Ltd.                                   304,000       3,975
   Toray Industries, Inc.                                      614,000       2,763
-  Tosoh Corp.                                                 247,000         416
   Tostem Corp.                                                 89,000         958
   Toto Ltd.                                                   162,000       1,039
   Toyo Engineering Corp.                                      112,000          81
   Toyo Exterior Co.                                            12,000          79
   Toyo Seikan Kaisha Ltd.                                     103,000       1,473
   Toyobo Ltd.                                                 388,000         471
   Toyoda Automatic Loom
     Works Ltd.                                                124,000       2,289
   Toyota Motor Corp.                                        1,627,000      46,800
   Trans Cosmos, Inc.                                            8,000         141
   Tsubakimoto Chain Co.                                       111,000         401
   Ube Industries Ltd.                                         370,000         472
   Uni-Charm Corp.                                               4,000         142
   Uniden Corp.                                                 11,000          89
-  Unitika Ltd.                                                183,000          99
   Uny Co.                                                      84,000       1,156
   Wacoal Corp.                                                 70,000         700
   Yamaguchi Bank Ltd.                                          86,000       1,058
   Yamaha Corp.                                                 92,000       1,047
   Yamanouchi Pharmaceuticals
     Co., Ltd.                                                 133,000       2,864
   Yamato Transport Co., Ltd.                                  164,000       2,207
   Yamazaki Baking Co., Ltd.                                    97,000         947
   The Yasuda Trust and Banking
     Co., Ltd.                                                 531,000         531
   Yokogawa Electric Corp.                                     115,000         713
                                                                        -----------
                                                                           633,425
                                                                        -----------
MALAYSIA (2.5%)
   AMMB Holdings Bhd.                                          212,600         139
   Aluminum Co. of Malaysia Bhd.                               264,000          60
   Amsteel Corp., Bhd.                                         830,800         153
   Antah Holdings Bhd.                                         475,000         145
-  Aokam Perdana Bhd.                                          337,000          37
   Berjaya Group Bhd.                                          345,000          70
   Berjaya Land Bhd.                                           160,000          98
   Commerce Asset Holdings Bhd.                                358,000         171
   Edaran Otomobil Nasional Bhd.                               128,000         261
-  Ekran Bhd.                                                   56,000          40
   Golden Hope Plantations Bhd.                                505,000         584
   Golden Plus Holdings Bhd.                                    41,000           9
   Guinness Anchor Bhd.                                        123,000         152
   Highlands & Lowlands Bhd.                                   157,000         161
   Hong Leong Industries Bhd.                                   39,400          40
   Hong Leong Properties Bhd.                                  705,000         129
   Hume Industries Malaysia Bhd.                                65,000          68
   IGB Corp., Bhd.                                             662,000         154
   IOI Corp., Bhd.                                             114,000          37
   Jaya Tiasa Holdings Bhd.                                     26,000          48
   Johan Holdings Bhd.                                         229,000          63
   Kedah Cement Holdings Bhd.                                   72,000          13
-  Kelanamas Industries Bhd.                                    19,000           2
-  Kemayan Corp., Bhd.                                         114,000          15
   Kian Joo Can Factory Bhd.                                    28,000          25
   Kuala Lumpur Kepong Bhd.                                    261,500         561
   Land & General Bhd.                                         204,500          38
   Landmarks Bhd.                                              209,000          31
   Leader Universal Holdings Bhd.                              279,666          86
   MBF Capital Bhd.                                            505,000         117
   Magnum Corp., Bhd.                                          416,500         250
   Malayan Banking Bhd.                                        515,500       1,497
   Malayan Cement Bhd.                                          71,000          48
   Malayan United Industries Bhd.                              175,000          31
   Malayawata Steel Bhd.                                        82,500          20
   Malaysia International Shipping
     Corp., Bhd. (Foreign)                                     251,333         368
   Malaysia Mining Corp., Bhd.                                 104,400          41
   Malaysian Airline System Bhd.                               407,000         326
   Malaysian Mosaics Bhd.                                      319,000         115
   Malaysian Oxygen Bhd.                                        90,000         201
   Malaysian Pacific Industries Bhd.                            98,000         235
   Malaysian Resources Corp., Bhd.                             631,333         146
   Mulpha International Bhd.                                   277,000          32
-  Mycom Bhd.                                                  295,000          74
   Nestle Malaysia Bhd.                                        116,000         536
   New Straits Times Press Bhd.                                 98,000         121
   Oriental Holdings Bhd.                                      203,200         249
   Palmco Holdings Bhd.                                         61,000          10
   Pan Malaysia Cement Works Bhd.                              107,000          41
   Perlis Plantations Bhd.                                     157,500         223
   Perusahaan Otomobil
     Nasional Bhd.                                             152,000         148
   Petaling Garden Bhd.                                        121,000          93
   Pilecon Engineering Bhd.                                    239,000          57

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
-  Promet Bhd.                                                 382,000   $      35
   Public Bank Bhd. (Foreign)                                  353,599         122
-  Public Bank Bhd. Rights for
     Foreign Shares Exp. 1/1/1998                               58,933           1
   RHB Capital Bhd.                                            737,000         356
   RJ Reynolds Bhd.                                            197,000         321
   Rashid Hussain Bhd.                                         224,000         174
   Resorts World Bhd.                                          434,000         730
   Rothmans of Pall Mall
     Malaysia Bhd.                                             133,000       1,034
   Selangor Properties Bhd.                                    315,000          96
   Shell Refining Co. Malaysia Bhd.                            164,000         257
   Sime Darby Bhd.                                           1,008,600         969
   Sungei Way Holdings Bhd.                                     58,200          19
   TA Enterprise Bhd.                                          632,000         128
   Tan Chong Motor Holdings Bhd.                               417,000         182
   Technology Resources
     Industries Bhd.                                           452,000         267
   Telekom Malaysia Bhd.                                     1,315,100       3,886
   Tenaga Nasional Bhd.                                      1,371,000       2,923
   Time Engineering Bhd.                                       280,000          72
   UMW Holdings Malaysia Bhd.                                  144,733         110
   United Engineers Malaysia Bhd.                              339,000         282
   YTL Corp., Bhd.                                             330,000         445
-  YTL Corp., Bhd. Warrants
     Exp. 9/30/2002                                             22,000           9
                                                                        -----------
                                                                            20,787
                                                                        -----------
NEW ZEALAND (0.9%)
   Brierley Investments Ltd.                                 1,176,200         840
   Carter Holt Harvey Ltd.                                     718,359       1,110
   Fisher & Paykel Industries Ltd.                                 300           1
   Fletcher Challenge Ltd. Building                            184,167         376
   Fletcher Challenge Ltd. Energy                              162,067         568
   Fletcher Challenge Ltd. Forest                              341,292         283
   Fletcher Challenge Ltd. Paper                               226,035         295
   Lion Nathan Ltd.                                            258,700         580
   Telecom Corp. of New
     Zealand Ltd.                                              750,800       3,640
                                                                        -----------
                                                                             7,693
                                                                        -----------
SINGAPORE (2.7%)
   Chuan Hup Holdings Ltd.                                     246,000          74
   City Developments Ltd.                                      471,000       2,180
   Comfort Group Ltd.                                          542,000         235
-  Creative Technology Ltd.                                     39,500         802
   Cycle & Carriage Ltd.                                        75,000         309
   Development Bank of Singapore
     Ltd. (Foreign)                                            193,625       1,655
   First Capital Corp., Ltd.                                    93,000          86
   Fraser & Neave Ltd.                                         157,000         680
   Goldtron Ltd.                                               378,000          75
   Hai Sun Hup Group Ltd.                                      186,000          75
   Haw Par Brothers
     International Ltd.                                         96,400         125
   Hotel Properties Ltd.                                       326,000         213
   IPC Corp., Ltd.                                             411,000          35
   Inchcape Bhd.                                               123,000         189
   Keppel Corp., Ltd.                                          309,750         890
   Lum Chang Holdings Ltd.                                     513,600         169
   Metro Holdings Ltd.                                          42,000          52
   Natsteel Ltd.                                               106,000         143
   Neptune Orient Lines Ltd.                                   346,000         137
   Oversea-Chinese Banking Corp.,
     Ltd. (Foreign)                                            355,399       2,067
   Overseas Union Enterprise Ltd.                               56,000         134
   Parkway Holdings Ltd.                                       124,000         280
   Prima Ltd.                                                   52,000          96
   Robinson & Co., Ltd.                                         60,800         217
   Sembawang Corp., Ltd.                                        65,000         139
   Sembawang Marine & Logistics                                 34,000          50
   Shangri-La Hotel Ltd.                                       121,300         222
   Singapore Airlines Ltd. (Foreign)                           383,000       2,500
   Singapore Press Holdings Ltd.
     (Foreign)                                                  92,960       1,164
   Singapore Technologies
     Industrial Corp.                                          437,000         418
   Singapore Telecommunications
     Ltd.                                                    2,591,000       4,829
   United Industrial Corp., Ltd.                               917,000         359
   United Overseas Bank Ltd.
     (Foreign)                                                 356,350       1,977
   Van Der Horst Ltd.                                          106,000          41
                                                                        -----------
                                                                            22,617
                                                                        -----------
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,075,274)                                                       825,639
-----------------------------------------------------------------------------------

                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
-----------------------------------------------------------------------------------
CONVERTIBLE BOND (0.1%)
-----------------------------------------------------------------------------------
Nitto Denko Cvt.
   3.90%, 3/30/2001
   (COST $671)                                           JPY    67,000         881
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (25.4%)
-----------------------------------------------------------------------------------
U.S. TREASURY BILL
(2)5.02%, 1/22/1998                                        $     3,000       2,992
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                                               2,837       2,837
   6.50%, 1/2/1998--Note G                                     204,273     204,273
-----------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $210,102)                                                         210,102
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (125.3%)
   (COST $1,286,047)                                                     1,036,622
-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-25.3%)
-----------------------------------------------------------------------------------
Other Assets--Note B                                                         4,808
Security Lending Collateral
 Payable to Brokers--Note G                                               (204,273)
Other Liabilities                                                           (9,917)
                                                                        -----------
                                                                          (209,382)
                                                                        -----------

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
PACIFIC PORTFOLIO                                                (000)
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 107,206,360 outstanding
   $.001 par value shares
   (authorized 500,000,000 shares)                            $827,240
=======================================================================

NET ASSET VALUE PER SHARE                                        $7.72
=======================================================================

*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

(1)The combined market value of common stocks, convertible bonds, and Nikkei 300 Index futures contracts represents 100.4% of net assets.

(2)Security segregated as initial margin for open futures contracts.

JPY--Japanese Yen.

-----------------------------------------------------------------------------------
                                                                AMOUNT         PER
                                                                 (000)       SHARE
-----------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------
Paid in Capital                                             $1,115,619      $10.41
Overdistributed Net Investment
 Income--Note F                                                 (1,116)       (.01)
Accumulated Net Realized
 Losses--Note F                                                (37,701)       (.35)
Unrealized Depreciation--Note E
 Investment Securities                                        (249,425)      (2.33)
 Futures Contracts                                                (104)         --
 Foreign Currencies and Forward
   Currency Contracts                                              (33)         --
-----------------------------------------------------------------------------------
NET ASSETS                                                    $827,240       $7.72
===================================================================================

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EMERGING MARKETS PORTFOLIO                                      SHARES       (000)
-----------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
-----------------------------------------------------------------------------------
ARGENTINA (5.3%)
-  Acindar Industria Argentina
     de Aceros SA                                               78,600    $    187
-  Alpargatas S.A.I.C.                                         354,200         149
   Astra Cia Argentina de
     Petroleum SA                                              466,010         816
   Bagley SA Class B                                            62,225         118
   Banco Frances Del Rio
     de la Plata SA                                            152,968       1,420
   Banco Galicia y Buenos Aires
     SA de CV                                                  306,763       1,964
-  Celulosa Argentina SA                                       623,850         187
   Central Puerto SA                                            94,665         265
   Ciadea SA                                                   221,848         311
   Corp Cementera Argentina SA                                  26,500         128
-  Indupa SA                                                   296,438         356
   Irsa Inversiones y
     Representaciones SA                                       142,600         531
   Ledesma SA                                                  129,743         135
   Molinos Rio de la Plata SA                                   33,600          81
   Nobleza Piccardo SA                                          41,924         189
   Perez Companc SA                                            786,550       5,617
-  Pirelli Cables SA                                            14,596          26
   Siderca SA Class A                                          873,308       2,428
   Sociedad Comercial de Plata SA                              380,133         601
   Telefonica Argentina SA Class B                           2,221,000       8,330
   YPF SA Class D                                              326,224      10,996
                                                                        -----------
                                                                            34,835
                                                                        -----------
BRAZIL (19.2%)
   Aracruz Celulose SA Pfd.
     B Shares                                                1,070,671       1,477
   Banco Banerindus de
     Brasil SA                                                  52,300           0
   Banco Bradesco SA                                       451,548,308       4,491
   Banco Bradesco SA Pfd.                                  439,916,197       4,336
   Banco Itau SA Pfd.                                       12,125,112       6,519
-  Banco do Estado de Sao
     Paulo SA Pfd.                                          36,756,000       1,499
   Bardella SA Industrias
     Mecanicas Pfd.                                                784          84
   Bombril SA Pfd.                                          19,968,031         107
   Brasmotor SA Pfd.                                         2,624,000         259
-  Caemi Mineracao e
     Metalurgia SA Pfd.                                      1,920,501          69
   Centrais Electricas
     Brasileiras SA                                        417,899,010      20,783
   Centrais Electricas
     Brasileiras SA Pfd. B Shares                           78,744,180       4,022
   Ceval SA Pfd.                                            29,720,000         229
   Cofap-Companhia Fabricadora
     de Pecas Pfd.                                              11,370          33
   Companhia Brasileira de
     Petroleo Ipiranga Pfd.                                 55,190,000         841
   Companhia Cervejaria Brahma                               2,269,265       1,413
   Companhia Cervejaria
     Brahma Pfd.                                             4,469,150       3,003
   Companhia Cimento Portland
     Itau Pfd.                                               3,150,800         607
   Companhia de Tecidos Norte de
     Minas Pfd.                                              1,611,315         578
   Companhia Energetica de Minas
     Gerais Pfd.                                           121,409,665       5,275
   Companhia Paulista de
     Forca e Luz                                            18,547,400       2,443
   Companhia Siderurgica
     Belgo-Mineira                                           2,724,549         144
   Companhia Siderurgica
     Belgo-Mineira Pfd.                                      2,035,000          97
   Companhia Siderurgica
     Nacional                                               73,051,500       2,029
   Companhia Vale do Rio
     Doce Pfd.                                                 363,192       7,306
   Companhia Vidreas
     Santa Marina                                              283,968         539
   Confeccoes Guararapes SA                                     30,591         107
   Copene-Petroquimica SA
     Pfd. A Shares                                             981,194         299
   Duratex SA Pfd.                                           4,562,367         180
   Ericsson Telecomunicadoes
     SA Pfd.                                                42,995,400       1,379
   Fertilizantes Fosfatados
     SA Pfd.                                               139,730,000         587
   Industrias Klabin de Papel e
     Celulose SA Pfd.                                          543,025         248
-  Iochpe-Maxion SA Pfd.                                     3,540,738         219
-  Lojas Americanas SA                                      17,700,000         109
-  Lojas Americanas SA Pfd.                                 48,304,033         225
   Lojas Arapua SA Pfd.                                     29,167,700          98
   Lojas Renner SA Pfd.                                      5,033,282         158
-  Mannesmann SA                                                53,181           7
   Marcopolo SA Pfd.                                           439,000          52
-  Metal Leve SA Industria e
     Comercio Pfd.                                           5,773,000          30
   Metalurgica Gerdau SA Pfd.                                7,675,400         230
-  Paranapanema SA Pfd.                                     31,162,000         223
   Perdigao Agroindustrial SA                              172,760,000         226
   Petroleo Brasileiro SA Pfd.                              41,774,100       9,770
   Pirelli Cabos SA Pfd.                                        21,000          88
   Pirelli Pneus SA Pfd.                                       140,400         356
   Sadia Concordia SA Pfd.                                     121,000          79
   San Paulo Alpargatas SA Pfd.                                955,533          32
   Santista Alimentos SA                                       373,587         519
   Souza Cruz SA                                               293,600       2,368
   Telecomunicacoes
     Brasileiras SA                                         66,930,000       6,807
   Telecomunicacoes
     Brasileiras SA Pfd.                                   229,300,500      26,156
   Unibanco-Uniao de Bancos
     Brasileiros SA Pfd.                                    95,823,000       3,950
-  Unipar-Uniao de Industrias
     Petroquimicas SA Pfd.
     B Shares                                                  150,645          31
   Usiminas-Usinas Siderurgicas
     de Minas Gerais SA Pfd.                                   225,069       1,331
-  Varig-Viacao Aerea
     Rio-Grandense SA Pfd.                                      68,000         167
   Votorantim Celulose e Papel
     SA Pfd.                                                41,540,831         800

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
-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EMERGING MARKETS PORTFOLIO                                      SHARES       (000)
-----------------------------------------------------------------------------------
   Weg SA Pfd.                                                 403,508    $    249
   White Martins SA                                            974,365       1,423
                                                                        -----------
                                                                           126,686
                                                                        -----------
CZECH REPUBLIC (1.1%)
   Ceska Sporitelna a.s.                                        72,080         476
   Cokoladovny a.s.                                              2,970         411
-  The Czech Power Co. a.s.                                     51,200       1,676
   Deza Valasske Mezirici a.s.                                   1,438         100
   Elektrarny Opat vice, a.s.                                      430          50
   Inzenyrske a Prumyslove
     Stavby (IPS) a.s.                                          13,630          76
   Komercni Banka a.s.                                          18,020         678
-  Leciva Praha a.s.                                             2,080         126
-  Nova Hut a.s.                                                 7,066          94
   Pivovar Radegast a.s.                                           750          95
-  Podnik Vypocetni Techniky a.s.                                  692          44
-  SPT Telecom a.s.                                             24,440       2,608
-  Sepap a.s.                                                      140           5
   Severoceske Doly a.s.                                         8,280         216
-  Skoda Plzen a.s.                                              8,990         159
-  Synthesia a.s.                                                5,420          20
   Tabak a.s.                                                    2,600         592
   Vertex a.s.                                                   1,304         121
   Vodni Stavby Praha a.s                                        1,760          26
                                                                        -----------
                                                                             7,573
                                                                        -----------
GREECE (3.1%)
   Aegek SA                                                     22,470         106
   Aktor SA                                                      9,170          78
-  Aktor SA Rights Exp. 1/30/1998                                9,170           1
   Alpha Credit Bank SA                                         38,566       2,253
   Alte Technical Co. SA                                         5,190          35
   Aluminum of Greece SA                                         5,370         297
   Aluminum of Greece SA Pfd.                                    2,250         119
-  Aspis Pronoia SA                                             21,800         218
   Athens Medical Center SA                                     20,250         239
   Atti-Kat SA                                                   4,400          23
   Attica Enterprises SA                                        39,450         441
   Commercial Bank of Greece SA                                 23,634         912
   Delta Dairy SA                                                8,370          95
   Delta Dairy SA Pfd.                                           3,400          31
   El. D. Mouzakis SA                                            7,800          20
   Elais SA                                                      8,770         262
   Epilectos SA                                                 92,240         182
   Ergo Bank SA                                                 21,968       1,137
   Fourlis Brothers SA                                          26,260         171
   Hellas Can Packaging SA                                      11,800         171
   Hellenic Bottling Co. SA (Bearer)                            90,200       2,095
   Hellenic Sugar Industry SA                                   33,820         194
   Hellenic Technodomiki SA                                      5,390          46
   Hellenic Telecommunication
     Oranization SA                                            342,000       7,016
   Heracles General Cement SA                                    9,600         200
   Inform P. Lykos SA                                           14,200         167
   Intracom SA                                                  13,840         639
   Intracom SA Pfd.                                              3,200         133
   Klonatex ICST & TSA SA                                       10,100          64
   Klonatex ICST & TSA SA Pfd.                                  15,600          70
   Michaniki SA                                                 34,800         178
-  National Bank of Greece SA                                   20,560       1,811
   Papastratos Cigarettes SA                                     2,550          49
   Parnassos Enterprises ABE SA                                 65,900         146
-  Petzetakis SA                                                11,900          64
   Silver & Baryte Ores Mining SA                                4,360          79
   Titan Cement Co. SA                                          16,900         771
                                                                        -----------
                                                                            20,513
                                                                        -----------
HONG KONG (14.2%)
   Bank of East Asia Ltd.                                      755,181       1,769
   Cathay Pacific Airways Ltd.                               1,983,000       1,612
   Cheung Kong Holdings Ltd.                                 1,347,000       8,823
   China Light and Power Co., Ltd.                           1,387,500       7,700
   Dickson Concepts
     International Ltd.                                        183,000         267
   Elec & Eltek International
     Holdings Ltd.                                             550,000         136
   Giordano International Ltd.                                 611,000         211
   Hang Lung Development Co., Ltd.                             855,000       1,203
   Hang Seng Bank Ltd.                                       1,063,300      10,258
   Hong Kong & China Gas
     Co., Ltd.                                               2,245,312       4,347
   Hong Kong Aircraft &
     Engineering Co., Ltd.                                     124,000         312
   Hong Kong and Shanghai
     Hotels Ltd.                                               750,500         620
   Hong Kong
     Telecommunications Ltd.                                 6,793,958      13,986
   Hopewell Holdings Ltd.                                    2,767,000         689
   Hutchison Whampoa Ltd.                                    2,152,000      13,498
   Hysan Development Co., Ltd.                                 642,000       1,280
   Johnson Electric Holdings Ltd.                              300,500         865
   Kumagai Gumi Hong Kong Ltd.                                 271,000         206
   Miramar Hotel & Investment Ltd.                             383,000         648
-  New World Development
     Co., Ltd.                                               1,160,000       4,012
   Oriental Press Group Ltd.                                   984,000         298
   Peregrine Investment
   Holdings Ltd.                                               459,000         326
   Regal Hotels International
     Holdings Ltd.                                           2,734,000         519
   Shangri-La Asia Ltd.                                        138,000         117
   Shun Tak Holdings Ltd.                                      402,000         108
   South China Morning Post Ltd.                               796,000         560
   Sun Hung Kai Properties Ltd.                              1,401,000       9,764
   Swire Pacific Ltd. A Shares                                 876,500       4,808
   Tai Cheung Holdings Ltd.                                    613,000         243
   Television Broadcasts Ltd.                                  281,000         801
   Varitronix International Ltd.                               207,000         355
   Wharf Holdings Ltd.                                       1,381,000       3,030
   Wing Lung Bank Ltd.                                         131,708         631
                                                                        -----------
                                                                            94,002
                                                                        -----------
HUNGARY (1.0%)
-  Danubius Hotel and Spa Rt.                                    7,540         229
-  Fotex Rt.                                                    58,730          66
   Graboplast Rt.                                                3,990         211
   MOL Magyar Olaj-es Gazipari Rt.                              91,620       2,221
   OTB Bank Rt.                                                 27,680       1,049
   Pannonplast Rt.                                               3,790         200
   Pick Szeged Rt.                                               2,500         200
   Richter Gedeon Rt.                                           18,060       2,051
   Zalakeramia Rt.                                               2,830         131
                                                                        -----------
                                                                             6,358
                                                                        -----------





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
-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
INDONESIA (2.0%)
   PT Apac Centertex Corp.                                     336,000     $    12
   PT Asahimas Flat Glass                                      292,000          17
   PT Astra International                                    1,842,000         478
   PT Bank Bali (Local)                                        117,450          16
   PT Bank Dagang Nasional
     Indonesia (Foreign)                                     2,617,874         167
   PT Bank Dagang Nasional
     Indonesia (Local)                                         288,500          18
-  PT Bank Dagang Nasional
     Warrants Exp. 2/4/2000                                    503,624           5
   PT Bank Internasional
     Indonesia (Local)                                       3,458,715         205
   PT Bank Negara Indonesia
     (Foreign)                                               4,253,000         406
   PT Barito Pacific Timber                                  1,081,000         310
   PT Bimantara Citra                                          790,500         151
   PT Budi Acid Jaya                                           646,875         100
   PT Ciputra Development                                      367,000          17
   PT Citra Marga Nusaphala
     Persada                                                 2,047,000         224
   PT Darya Varia Laboratoria                                   78,000           6
   PT Daya Guna Samudera                                       192,500         146
   PT Dharmala Intiland                                        119,000          28
   PT Duta Anggada Realty                                    1,392,664          51
   PT Fisk Aragung Perkasa                                     945,100         129
   PT Gadjah Tunggal                                         3,682,000         352
   PT Great River International                                647,000          53
   PT Gudang Garam                                             718,000       1,094
   PT Hero Supermarket                                         259,500          64
   PT Indah Kiat Pulp &
     Paper Corp.                                             4,465,622         792
-  PT Indah Kiat Pulp & Paper
     Free Warrants Exp. 7/11/2002                              259,635           7
   PT Indofood Sukses Makmur                                 1,876,500         615
   PT Indorama Synthetics                                      320,000         143
   PT Jakarta International
     Hotel & Development                                       798,000         156
   PT Japfa Comfeed Indonesia                                  605,500          44
   PT Kabel Indonesia                                          334,000          26
   PT Kalbe Farma                                              501,500          89
   PT Lippo Bank (Local)                                     1,055,250         115
   PT London Sumatra Indonesia                                 499,100         284
   PT Mayora Indah                                           1,580,440         137
   PT Matahari Putra Prima                                   2,689,500         220
   PT Medco Energi Corp.                                        60,500          74
   PT Modern Photo Film Co.                                    175,000          51
   PT Mulia Industrindo                                      1,867,520         212
   PT Pakuwon Jati                                           1,286,500         105
   PT Pan Indonesia Bank
     (PANIN Bank) (Foreign)                                    500,000          61
   PT Polysindo Eka Perkasa                                  2,454,000         435
   PT Putra Surya Perkasa                                      976,000          75
   PT Semen Cibinong                                           560,000          25
   PT Semen Gresik                                             385,500         226
   PT Sierad Produca                                           322,500           9
   PT Sinar Mas Argo                                           405,000          35
   PT Supreme Cable
     Manufacturing Corp.                                       436,500          22
   PT Tambang Timah                                            525,000         564
   PT Telekomunikasi Indonesia                               8,472,000       4,510
   PT Trias Sentosa                                          1,097,000          50
                                                                        -----------
                                                                            13,131
                                                                        -----------
ISRAEL (3.0%)
-  Ackerstein Industries Ltd.                                   49,709          55
-  Africa-Israel Investments
     (1985) Ltd.                                                    91          53
-  Africa-Israel Investments Ltd.                                2,570         162
   Agan Chemical Manufacturers Ltd.                              7,378         220
   Agis Industries Ltd.                                          5,250          43
   American Israeli Paper Mills Ltd.                             3,562         147
   Azorim Investment Development &
     Construction Ltd.                                          18,151         204
   Bank Hapoalim Ltd.                                        1,139,201       2,734
   Bezeq Israeli
     Telecommunication Corp., Ltd.                             669,821       1,850
   CLAL Insurance Enterprise
     Holdings Ltd.                                              12,843         117
-  CLAL Trading Ltd.                                            25,102         101
   Cvalim-The Electric Wire and
     Cable Co. of Israel Ltd.                                   51,535         188
   Dead Sea Periclase Ltd.                                      31,547         113
   Delek Israel Fuel Corp., Ltd.                                 8,294         297
   ECI Telecom Ltd.                                             71,900       1,833
   Elco Holdings Ltd.                                           34,292         281
-  Electrochemical Industries
     1952, Ltd.                                                 24,100          27
   Elite Industries Ltd.                                         3,142          93
   First International Bank of
     Israel Ltd.-ILS 1 Par                                       2,074         281
   First International Bank of
     Israel Ltd.-ILS 5 Par                                         642         471
-  Gilat Satellite Networks                                      5,309         150
-  I.I.S. Intelligent Information
     Systems Ltd.                                               52,300          65
   IDB Holding Corp., Ltd.                                      26,190         628
   Industrial Buildings Corp.                                  276,262         470
   Israel Chemicals Ltd.                                       789,236       1,069
-  The Israel Corp., Ltd.-ILS 5 Par                                 80           3
-  The Israel Corp., Ltd.-ILS 1 Par                              4,136         312
-  The Israel Land Development
     Co., Ltd.                                                  41,800         220
   Israel Petrochemical
   Enterprises Ltd.                                             14,526          93
   Jerusalem Economic Corp., Ltd.                               43,956         213
-  Kitan Consolidated Ltd.                                      32,954          35
   Koor Industries Ltd.                                         13,751       1,524
-  Malibu Israel Ltd.                                            6,035          79
-  Maman Cargo Terminals &
     Handling Ltd.                                              70,434         141
-  Mehadrin Ltd.                                                 1,629          41
-  Meir Ezra & Son Co.                                          18,556         164
   Mul-T-Lock Ltd.                                              25,386          61
-  New Dimension Software Ltd.                                   5,500         106
   Ormat Industrites Ltd.                                      133,074         175
   Osem Investment Ltd.                                         76,658         371
-  Packer Plada Ltd.                                             1,227          26
-  Polgat Ltd.                                                  18,506          50
   Property & Building Corp.                                     4,006         324
-  Scitex Corp., Ltd.                                           33,000         394

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
-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EMERGING MARKETS PORTFOLIO                                      SHARES       (000)
-----------------------------------------------------------------------------------
   Super Sol Ltd.                                              200,949    $    570
-  Teledata Communications Ltd.                                  5,880         106
-  Tempo Beer Industries Ltd.                                   28,127         135
   Teva Pharmaceutical
     Industries Ltd.                                            57,254       2,716
                                                                        -----------
                                                                            19,511
                                                                        -----------
MALAYSIA (6.8%)
   AMMB Holdings Bhd.                                          433,600         284
   Aluminum Co. of Malaysia Bhd.                               181,000          41
   Amsteel Corp., Bhd.                                       1,647,600         303
   Antah Holdings Bhd.                                         244,000          75
-  Aokam Perdana Bhd.                                          241,000          26
   Berjaya Group Bhd.                                          605,000         123
   Berjaya Land Bhd.                                           340,000         208
   Commerce Asset Holdings Bhd.                                626,000         299
   Edaran Otomobil Nasional Bhd.                               234,000         478
-  Ekran Bhd.                                                  155,000         109
   Golden Hope Plantations Bhd.                                962,000       1,112
   Golden Plus Holdings Bhd.                                   112,000          25
   Guinness Anchor Bhd.                                        153,000         189
   Highlands & Lowlands Bhd.                                   328,000         335
   Hong Leong Industries Bhd.                                  321,200         327
   Hong Leong Properties Bhd.                                  999,000         182
   Hume Industries Malaysia Bhd.                               284,000         298
   IGB Corp., Bhd.                                             661,000         154
   IOI Corp., Bhd.                                             999,000         323
   Jaya Tiasa Holdings Bhd.                                    101,000         186
   Johan Holdings Bhd.                                         186,000          51
-  Kedah Cement Holdings Bhd.                                  544,000         100
-  Kelanamas Industries Bhd.                                   126,000          16
-  Kemayan Corp., Bhd.                                         222,000          30
   Kian Joo Can Factory Bhd.                                    56,000          50
   Kuala Lumpur Kepong Bhd.                                    554,000       1,188
   Land & General Bhd.                                         652,500         121
   Landmarks Bhd.                                              627,000          92
   Leader Universal Holdings Bhd.                              589,000         182
   MBF Capital Bhd.                                            773,000         180
   Magnum Corp., Bhd.                                        1,404,500         844
   Malayan Banking Bhd.                                      1,111,000       3,225
   Malayan Cement Bhd.                                         533,500         363
   Malayan United Industries Bhd.                              726,600         127
   Malayawata Steel Bhd.                                       258,000          63
   Malaysia International Shipping
     Corp., Bhd. (Foreign)                                     914,000       1,338
   Malaysia International Shipping
     Corp., Bhd. (Local)                                        63,000          81
   Malaysia Mining Corp., Bhd.                               1,050,800         413
   Malaysian Airline System Bhd.                               712,000         571
   Malaysian Mosaics Bhd.                                       82,000          29
   Malaysian Oxygen Bhd.                                       188,000         420
   Malaysian Pacific Industries Bhd.                            99,000         238
   Malaysian Resources Corp., Bhd.                             818,666         189
   Mulpha International Bhd.                                   415,000          49
-  Mycom Bhd.                                                  549,000         137
   Nestle Malaysia Bhd.                                        223,000       1,031
   New Straits Times Press Bhd.                                226,000         280
   Oriental Holdings Bhd.                                      349,760         428
   Palmco Holdings Bhd.                                        297,000          50
   Pan Malaysia Cement Works Bhd.                              162,000          62
   Perlis Plantations Bhd.                                     393,250         556
   Perusahaan Otomobil
     Nasional Bhd.                                             585,000         571
   Petaling Garden Bhd.                                        336,000         259
   Pilecon Engineering Bhd.                                    192,000          46
-  Promet Bhd.                                                 386,000          36
     Public Bank Bhd. (Foreign)                              1,346,799         464
-  Public Bank Bhd.  Rights for
     Foreign Shares Exp. 1/1/1998                              224,466           4
   RHB Capital Bhd.                                          1,508,000         728
   RJ Reynolds Bhd.                                            259,000         423
   Rashid Hussain Bhd.                                         424,000         329
   Resorts World Bhd.                                          954,000       1,605
   Rothmans of Pall Mall
     Malaysia Bhd.                                             274,000       2,129
   Selangor Properties Bhd.                                    628,000         192
   Shell Refining Co. Malaysia Bhd.                            345,000         541
   Sime Darby Bhd.                                           2,294,000       2,204
   Sungei Way Holdings Bhd.                                    499,400         162
   TA Enterprise Bhd.                                          861,000         175
   Tan Chong Motor Holdings Bhd.                               612,000         267
   Technology Resources
     Industries Bhd.                                           862,000         509
   Telekom Malaysia Bhd.                                     2,717,000       8,027
   Tenaga Nasional Bhd.                                      2,789,000       5,947
   Time Engineering Bhd.                                       856,000         220
   UMW Holdings Malaysia Bhd.                                  253,000         192
   United Engineers Malaysia Bhd.                              789,000         657
   YTL Corp., Bhd.                                           1,133,250       1,529
-  YTL Corp., Bhd. Warrants
     Exp. 9/30/2002                                             60,950          25
                                                                        -----------
                                                                            44,822
                                                                        -----------
MEXICO (15.2%)
   Alfa SA de CV Series A                                      569,992       3,847
   Apasco SA de CV                                             264,634       1,825
-  Cemex SA de CV (CPO)                                        231,000       1,048
-  Cemex SA de CV Series A                                     540,684       2,466
-  Cemex SA de CV Series B                                     413,425       2,209
   Cifra SA de CV Series C                                     744,000       1,674
-  Cifra SA de CV Series V                                   3,661,600       9,056
-  Consorcio G Grupo Dina SA                                   341,000         470
   Controladora Comercial
     Mexicana SA de CV (Units)                                 134,000         175
   Cydsa SA Series A                                            86,000         240
   Desc SA de CV Series B                                      284,907       2,705
   El Puerto de Liverpool SA de
     CV Series 1                                             1,090,950       1,871
   El Puerto de Liverpool SA de
     CV Series C1                                              132,697         223
-  Empaques Ponderosa SA
     Series B                                                  390,000         337
   Empresas ICA Sociedad
     Controladora SA de CV                                     576,600       1,559
-  Empresas la Moderna SA de
     CV Series A                                               428,700       2,296
   Fomento Economico Mexicano
   SA de CV Series B                                           517,950       4,171
   Grupo Carso SA de CV Series A1                              823,000       5,513
   Grupo Continental SA                                        332,000       1,184
-  Grupo Financiero Banamex
     Accival SA de CV Series B                                 684,900       2,056

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
-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
-  Grupo Financiero Banamex
     Accival SA de CV Series L                                 216,810   $     560
-  Grupo Financiero Bancomer
     SA de CV Series B                                       2,499,950       1,628
-  Grupo Financiero Probursa
     SA de CV Series B                                       3,406,959         881
-  Grupo Financiero Serfin SA
     de CV Series B                                            953,000         232
-  Grupo Financiero Serfin SA
     de CV Series L                                            501,000         473
   Grupo Herdez SA Series B                                    424,000         358
   Grupo Industrial Herdez Bimbo
     SA de CV Series A                                         318,882       3,091
   Grupo Industrial Maseca SA de
     CV Series B                                               901,000         932
   Grupo Mexico SA Series B                                    650,513       2,345
   Grupo Modelo SA de CV
     Series C                                                  734,700       6,173
-  Grupo Simec SA de CV Series B                               977,000         277
-  Grupo Situr SA de CV Series B                             5,203,000         162
-  Grupo Televisa SA (CPO)                                     292,800       5,688
   Industrias Penoles SA Series CP                             247,599       1,123
   Kimberly Clark de Mexico SA de
     CV Series A                                             1,303,045       6,178
   Telefonos de Mexico SA
     Series A                                                1,807,000       5,098
   Telefonos de Mexico SA
     Series L                                                5,960,050      16,815
-  Transportacion Maritima
     Mexicana SA de CV Series L                                 42,000         324
-  Tubos de Acero de Mexico SA                                  67,400       1,449
   Vitro SA                                                    356,640       1,578
                                                                        -----------
                                                                           100,290
                                                                        -----------
PHILIPPINES (1.7%)
   Alsons Cement Corp.                                         532,000          27
   Ayala Land, Inc. Class B                                  2,428,866         974
   Bacnotan Consolidated
     Industries                                                 13,800           5
   C&P Homes, Inc.                                             144,078           9
-  DMCI Holdings, Inc.                                       1,087,800          33
-  Filinvest Land, Inc.                                      4,005,000         161
   Guoco Holdings Philippines, Inc.                          3,781,800          73
-  International Container
     Terminal Services, Inc.                                 2,124,355         266
   Ionics Circuit, Inc.                                        630,150         261
-  Kepphil Shipyard Inc.                                        44,000           1
-  Manila Mining Corp. Class B                             676,705,940         220
   Meralco Class B                                             267,308         898
   Metro Pacific Corp.                                       4,445,126         125
   Metropolitan Bank & Trust Co.                               215,732       1,473
-  Mondragon International
     Philippines, Inc.                                       1,753,680          31
   Petron Corp.                                              9,476,654         796
-  Philex Mining Corp. Class B                               2,136,450          54
   Philippine Long Distance
     Telephone Co.                                              93,220       2,056
   Philippine Long Distance
     Telephone Co. GDR 5.75%
     Cvt. Pfd.                                                  13,880         360
-  Philippine National Bank Corp.                              152,784         341
   RFM CORP.                                                   485,000          80
   Republic Glass Holdings Corp.                               470,000          13
-  Robinson's Land Co. Class B                                 410,200          14
   SM Prime Holdings, Inc.                                   9,475,880       1,425
   San Miguel Corp. Class B                                    451,187         560
-  Security Bank Corp.                                         305,335         130
-  Southeast Asia Cement
     Holdings Inc.                                          12,965,000         172
-  Union Bank of the
     Philippines Corp.                                         681,200         299
   Universal Robina Corp.                                    2,370,400         294
                                                                        -----------
                                                                            11,151
                                                                        -----------
POLAND (0.7%)
   BIG Bank Gdanski SA                                         286,600         281
   Bank Rozwoju Eksportu SA                                     18,100         375
-  Bank Slaski SA w Katowicach                                   8,800         487
   E. Wedel SA                                                   5,700         293
   Elektrim Spolka Akcyjna SA                                   63,900         618
-  Exbud SA                                                      9,500          89
-  Fabryka Kotlow Rafako SA                                     16,600          44
   Gorazdze SA                                                   7,100         175
-  Huta Szkla Gospodarczego
     Irena SA                                                    6,100          26
-  KGHM Polska Miedz SA                                        190,900         704
   Mostostal-Export SA                                          43,800         111
-  Optimus SA                                                    6,200         164
-  Polifarb Cieszyn-Wroclaw SA                                  45,400         215
-  Przedsiebiorstwo Farmaceutyczne
     JELFA SA                                                    6,500         144
-  Stalexport SA                                                 8,400          57
   Stomil Olsztyn SA                                            26,000         199
   Vistula SA                                                    5,700          14
   Wielkopolski Bank Kredytowy SA                               65,700         330
   Zaklady Piwowarskie w Zywcu SA                                2,900         244
                                                                        -----------
                                                                             4,570
                                                                        -----------
SINGAPORE (4.5%)
   Chuan Hup Holdings Ltd.                                     390,000         118
   City Developments Ltd.                                      639,000       2,958
   Comfort Group Ltd.                                          382,000         166
-  Creative Technology Ltd.                                     53,150       1,079
   Cycle & Carriage Ltd.                                       149,000         615
   Development Bank of Singapore
     Ltd. (Foreign)                                            280,000       2,393
   First Capital Corp., Ltd.                                   242,000         224
   Fraser & Neave Ltd.                                         193,600         839
   Goldtron Ltd.                                               117,000          23
   Hai Sun Hup Group Ltd.                                      421,000         170
   Haw Par Brothers
     International Ltd.                                        106,000         137
   Hotel Properties Ltd.                                       448,000         292
   IPC Corp., Ltd.                                             969,000          83
   Inchcape Bhd.                                               106,000         163
   Keppel Corp., Ltd.                                          466,000       1,339
   Lum Chang Holdings Ltd.                                     616,400         203
   Metro Holdings Ltd.                                          81,000         100
   Natsteel Ltd.                                               224,000         303
   Neptune Orient Lines Ltd.                                   438,000         173
   Oversea-Chinese Banking Corp.,
     Ltd. (Foreign)                                            524,800       3,052
   Overseas Union Enterprise Ltd.                               34,000          82

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
EMERGING MARKETS PORTFOLIO                                      SHARES       (000)
-----------------------------------------------------------------------------------
   Parkway Holdings Ltd.                                       286,000   $     645
   Prima Ltd.                                                   70,000         129
   Robinson & Co., Ltd.                                         81,600         291
   Sembawang Corp., Ltd.                                       133,000         284
   Sembawang Marine & Logistics                                 27,000          40
   Shangri-La Hotel Ltd.                                       114,300         209
   Singapore Airlines Ltd. (Foreign)                           514,000       3,356
   Singapore Press Holdings Ltd.
     (Foreign)                                                 122,400       1,533
   Singapore Technologies
     Industrial Corp.                                           17,000          16
   Singapore Telecommunications
     Ltd.                                                    3,402,000       6,340
   United Industrial Corp., Ltd.                                46,000          18
   United Overseas Bank Ltd.
     (Foreign)                                                 483,600       2,684
   Van Der Horst Ltd.                                           11,000           4
                                                                        -----------
                                                                            30,061
                                                                        -----------
SOUTH AFRICA (12.2%)
   African Oxygen Ltd.                                         204,200         550
   Alpha Ltd.                                                   29,100         323
   Amalgamated Banks of South
     Africa Group Ltd.                                         599,796       3,451
   Anglo American Coal Corp. Ltd.                                8,200         383
   Anglo American Industrial
     Corp., Ltd.                                                74,400       1,798
   Anglo American Platinum Corp                                194,635       2,600
   Anglovaal Industries Ltd.                                   388,600         719
-  Avgold Ltd.                                                  73,375          57
   Barlow Ltd.                                                 196,938       1,671
   Beatrix Mines Ltd.                                           37,900         130
   De Beers Centenary AG                                       350,400       7,128
   Del Monte Royal Foods Ltd.                                  557,000         364
-  Dimension Data Holdings Ltd.                                439,320       1,896
   Driefontein Consolidated Ltd.                               196,600       1,333
   Engen Ltd.                                                  171,900         874
   Evander Gold Mines Ltd.                                      25,800          49
   First National Bank Holdings Ltd.                           408,700       3,632
-  Foschini Ltd.                                               226,928         699
   Free State Consolidated Gold
     Mines Ltd.                                                 15,700          71
   Impala Platinum Holdings Ltd.                                30,501         291
   Imperial Holdings Ltd.                                      173,500       2,014
   Investec Bank Ltd.                                           69,800       2,685
   JD Group Ltd.                                                61,293         375
   Kloof Gold Mining Co., Ltd.                                 159,000         533
   Liberty Life Assn. of Africa Ltd.                           244,023       6,268
   M-Cell Ltd.                                                 158,069         205
-  MIH Holdings Ltd.                                           227,500         654
   Metropolitan Life Ltd.                                      648,600       1,833
   Murray & Roberts Holdings Ltd.                              335,600         507
   Nampak Ltd.                                                 487,700       1,463
   Nasionale Pers Beperk Ltd.
     N Shares                                                   28,000         230
   Nedcor Ltd.                                                 214,622       4,763
   Palabora Mining Co., Ltd.                                    27,700         283
   Pepkor Ltd.                                                 210,700       1,082
   Pick'n Pay Stores Ltd.                                      186,400         272
   Pick'n Pay Stores Ltd. N Shares                             239,600         325
   Premier Group Ltd.                                          975,300       1,062
-  Randfontein Estates Gold
     Mining Co., Witwatersrand Ltd.                             45,700          69
   Rembrandt Group Ltd.                                        477,600       3,484
   Reunert Ltd.                                                199,900         325
   Safmarine & Rennies
     Holdings Ltd.                                             538,000         984
   Samancor Ltd.                                               205,300         933
   Sappi Ltd.                                                  169,647         854
   Sasol Ltd.                                                  556,560       5,821
   South African Breweries Ltd.                                322,700       7,957
-  South African Iron & Steel
     Industrial Corp., Ltd.                                  2,332,631         690
   Sun International South
     Africa Ltd.                                               993,900         408
   Tiger Oats Ltd.                                             143,700       1,984
   Tongaat-Hulett Group Ltd.                                    60,500         771
   Trencor Ltd.                                                147,305         605
   Vaal Reefs Exploration &
     Mining Co., Ltd.                                           16,850         675
-  Western Area Gold Mining
     Co., Ltd.                                                 110,600         609
   Western Deep Levels Ltd.                                     27,500         509
   Wooltru Ltd.                                                176,600         617
   Wooltru Ltd. N Shares                                       232,704         732
                                                                        -----------
                                                                            80,600
                                                                        -----------
THAILAND (1.8%)
-  Advance Agro PLC (Foreign)                                  203,940         170
   Alphatec Electronics (Foreign)                              247,000           0
   Asia Securities Trading PLC
     (Foreign)                                                 269,320          64
   Ayudhya Insurance PLC
     (Foreign)                                                  59,200         246
-  Bangkok Bank PLC (Foreign)                                  587,800       1,465
   Bangkok Bank PLC (Local)                                     96,400         172
-  Bangkok Expressway PLC
     (Foreign)                                                 883,200         491
   Bangkok Land PLC (Foreign)                                  253,100          17
   Bank of Ayudhya PLC (Foreign)                               626,250         254
   Banpu PLC (Foreign)                                          64,900         260
   Berli Jucker PLC (Local)                                     31,000          36
   Big C Supercenter PLC (Foreign)                             151,500          24
   CMIC Finance & Securities PLC
     (Foreign)                                                 366,000           0
   Charoen Pokphand Feedmill PLC                                11,000          13
   Electricity Generating PLC
     (Foreign)                                                 336,500         629
   Hana Microelectronics Co.
     (Foreign)                                                 119,800         274
   ICC International PLC (Foreign)                              39,200          33
-  International Broadcasting Corp.
     PLC (Foreign)                                             285,200          60
   Italian-Thai Development PLC
     (Foreign)                                                 206,800          64
   K.R. Precision PLC (Foreign)                                 45,400         172
   Land & House PLC (Foreign)                                   40,902           8
   Loxley PLC (Foreign)                                        263,400          33
   Nation Multimedia Group PLC
     (Foreign)                                                 172,700          46
   National Petrochemical PLC
     (Foreign)                                                 240,400         127

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                                SHARES       (000)
-----------------------------------------------------------------------------------
   National Petrochemical PLC
     (Local)                                                    33,700    $     18
   PTT Exploration & Production
     PLC (Foreign)                                             252,500       2,905
-  Padaeng Industry PLC (Foreign)                              224,150          37
   Phatra Thanakit PLC (Foreign)                               195,100         108
   Pizza PLC (Foreign)                                         104,000         184
   Regional Container Lines PLC
     (Foreign)                                                 146,400         113
   Saha Patana Inter-Holding PLC
     (Foreign)                                                 203,400         127
   Saha-Union PLC (Foreign)                                    186,200         104
   Saha-Union PLC (Local)                                       75,000          43
-  Sahaviriya Steel Industries
     (Foreign)                                                 242,800           5
   Sanyo Universal Electric PLC
     (Foreign)                                                  38,900           8
   Sermsuk PLC (Foreign)                                        12,700          87
   Shinawatra Computer &
     Communications PLC (Foreign)                              158,600         527
   Siam Cement PLC (Foreign)                                    66,481         525
   Siam Cement PLC (Local)                                      32,819         164
   Siam City Cement PLC (Foreign)                              213,094         221
   Siam Commercial Bank PLC
     (Foreign)                                                  16,533          19
-  Sun Tech Group PLC (Foreign)                                214,500          28
-  Tanayong PLC (Foreign)                                      674,845          73
-  TelecomAsia PLC (Foreign)                                 2,430,300         464
   Thai Engine Manufacturing PLC
     (Foreign)                                                   7,600          13
   Thai Farmers Bank PLC (Foreign)                             358,700         652
   Thai Petrochemical Industry PLC
     (Foreign)                                               2,338,800         223
   Thairung Union Car PLC (Foreign)                            140,300          39
   Tipco Asphalt PLC (Foreign)                                 184,200         142
-  Tuntex (Thailand) PLC (Foreign)                             199,700         103
   Unicord PLC (Foreign)                                       105,600           0
   United Communication Industry
     PLC (Foreign)                                             276,300         112
   Univest Land PLC (Foreign)                                2,264,200           0
-  Wattachak PLC (Foreign)                                   1,339,600         125
                                                                        -----------
                                                                            11,827
                                                                        -----------
TURKEY (3.7%)
   Adana Cimento Sanayii AS
     C Shares                                                9,227,845          80
   Adana Cimento Sanayii Turk
     Anonim Sirketi A Shares                                 3,586,499         303
   Akal Tekstil Sanayii AS                                   1,750,875          67
   Akcansa Cimento SA                                        1,864,392         261
   Aksa Akrilik Kimya Sanayii AS                             2,780,619         205
   Alarko Holdings AS                                        1,035,079         222
   Altinyildiz Mensucat Ve
     Konfeksiyon Fabrikalari AS                              1,472,000         162
   Arcelik AS                                                8,703,974         819
   Aygaz SA                                                  2,708,419         503
   Bagfas Bandirma Gubre
     Fabrikalari AS                                            218,000         142
   Brisa Bridgestone Sabanci
     Lastik San. Ve Tic AS                                   7,364,000         516
   Cimentas Izmir Cimento
     Fabrikasi AS                                              349,000          38
   Cisma Cemento                                             2,063,748         112
   Cukurova Elektrik AS                                        481,000       1,324
   Doktas Dokumculuk Ticaret ve
     Sanayi AS                                                 519,000          20
   EGE Seramik Sanayi ve
     Ticaret AS                                              2,166,000          47
-  Eczacibasi Ilac Sanayi Ve
     Ticaret AS                                              3,826,600         174
   Ege Biracilik Ve Malt
     Sanayii AS                                              3,585,314         325
   Eregli Demir Ve Celik
     Fabrikalari AS                                          5,715,250         883
   Ford Otomotiv Sanayi AS                                   1,332,500       1,110
   Goodyear Lastikleri TAS                                     502,000         225
-  Ihlas Holding AS                                          3,198,115         463
   Kartonsan Karton Sanayi Ve
     Ticaret AS                                              1,768,750         109
   Kav Orman Sanayii AS                                      3,555,000          83
   Konya Cimento Sanayii                                     2,160,000          39
   Kordsa Kord Bezi Sanayi ve
     Ticaret AS                                              1,041,802          91
   Migros Turk AS                                              895,825         811
-  Netas-Northern Elektrik
     Telekomunikasyon AS                                     1,360,000         492
   Raks Elektronik Sanayi Ve
     Ticaret AS                                                467,000         120
   Sabah Yayincilik AS                                       5,877,000          77
   Sarkuysan Elektrolitik Bakir
     Sanayi Ve Ticaret AS                                    1,494,000         133
-  Sifas Sentetik Iplik
     Fabrikalari AS                                          1,521,000          36
   Tat Konserve                                              4,479,000         212
   Tofas Turk Otomobil
     Fabrikasi AS                                           12,145,075         689
   Trakya Cam Sanayii AS                                    12,028,080         697
   Turcas Petroculuk AS                                      2,211,774          54
   Turk Demir Dokum
     Fabrikalari SA                                          1,224,814          68
   Turk Siemens Kablo Ve
     Elektrik Sanayii AS                                       617,367          46
-  Turk Tuborg Bira ve Malt
     Sanayii AS                                                764,000          17
   Turkiye Garanti Bankasi AS                               34,699,065       1,717
   Turkiye Is Bankasi AS
     C Shares                                               47,745,040       8,645
   Turkiye Is Bankasi AS                                        64,000         247
   Usas Ucak Servisi AS                                         98,500         238
   Vestel Elektronik Sanayi Ve
     Ticaret AS                                              3,343,781         274
   Yapi ve Kredi Bankasi AS                                 46,607,687       1,778
                                                                        -----------
                                                                            24,674
                                                                        -----------
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $756,759)                                                         630,604
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                  FACE      MARKET
                                                                AMOUNT      VALUE*
EMERGING MARKETS PORTFOLIO                                       (000)       (000)
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.2%)
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998
   (COST $27,384)                                              $27,384   $  27,384
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (COST $784,143)                                                         657,988
-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-----------------------------------------------------------------------------------
Other Assets--Note B                                                        11,981
Liabilities                                                                 (9,677)
                                                                         ----------
                                                                             2,304
-----------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------
Applicable to 66,148,895 outstanding
   $.001 par value shares
   (authorized 500,000,000 shares)                                        $660,292
===================================================================================

NET ASSET VALUE PER SHARE                                                    $9.98
===================================================================================

*See A in Notes to Financial Statements.

-Non-Income-Producing Security.

GDR--Global Depositary Receipt.

ILS--Israeli Shekel.

------------------------------------------------------------------------------------

                                                                AMOUNT         PER
                                                                 (000)       SHARE
------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------
Paid in Capital                                               $812,484      $12.28
Overdistributed Net Investment
   Income--Note F                                                 (351)       (.01)
Accumulated Net Realized
   Losses--Note F                                              (25,673)       (.39)
Unrealized Depreciation--Note E
   Investment Securities                                      (126,155)      (1.90)
   Foreign Currencies                                              (13)         --
------------------------------------------------------------------------------------
NET ASSETS                                                    $660,292       $9.98
====================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
                                                                                                     VALUE*
TOTAL INTERNATIONAL PORTFOLIO                                                       SHARES            (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
------------------------------------------------------------------------------------------------------------
Vanguard International Equity Index Fund-European Portfolio                     26,541,173         $534,274
Vanguard International Equity Index Fund-Pacific Portfolio                      33,845,057          261,284
Vanguard International Equity Index Fund-Emerging Markets Portfolio             10,851,674          108,299
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $945,379)                                                                                   903,857
------------------------------------------------------------------------------------------------------------
                                                                                      FACE
                                                                                    AMOUNT
                                                                                     (000)
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.54%, 1/2/1998
  (COST $177)                                                                         $177              177
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $945,556)                                                                                   904,034
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
------------------------------------------------------------------------------------------------------------
Other Assets                                                                                          7,389
Liabilities                                                                                          (8,441)
                                                                                                  ----------
                                                                                                     (1,052)
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------
Applicable to 91,519,235 shares of beneficial interest
  (unlimited authorization--no par value)                                                          $902,982
===========================================================================================================

NET ASSET VALUE PER SHARE                                                                             $9.87
===========================================================================================================

*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------
                                                                                    AMOUNT              PER
                                                                                     (000)            SHARE
------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                   $944,613           $10.32
Overdistributed Net Investment Income                                                 (149)              --
Accumulated Net Realized Gains                                                          40               --
Unrealized Depreciation--Note E                                                    (41,522)            (.45)
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $902,982            $9.87
============================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. The Total International Portfolio's Income Distributions Received from the other Portfolios' net income have been reduced by its share of the other Portfolios' expenses.

    This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a Portfolio invested in futures contracts during the period, the results of these investments are also shown separately. The Total International Portfolio's Capital Gain Distributions Received from the other Portfolios' realized net gains are shown separately from the Net Gain (Loss) realized on the sale of investments in the other Portfolios.

----------------------------------------------------------------------------------------------------------
                                                                                                EMERGING
                                                             EUROPEAN           PACIFIC          MARKETS
                                                            PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                          ------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 1997
                                                          ------------------------------------------------
                                                                (000)             (000)            (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                $  47,409       $    11,949      $    17,633
  Interest                                                      3,257             1,461            2,234
                                                          ------------------------------------------------
     Total Income                                              50,666            13,410           19,867
                                                          ------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
     Investment Advisory Services                                  23                23               23
     Management and Administrative                              4,486             2,417            2,165
     Marketing and Distribution                                   493               320              245
  Taxes (other than income taxes)                                 150                74              135
  Custodian Fees                                                  964               533            1,854
  Auditing Fees                                                     9                 9                8
  Shareholders' Reports                                            51                39               34
  Annual Meeting and Proxy Costs                                   19                12               10
  Directors' Fees and Expenses                                      5                 3                2
                                                          ------------------------------------------------
     Total Expenses                                             6,200             3,430            4,476
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          44,466             9,980           15,391
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                    5,678           (29,944)         (24,067)
  Futures Contracts                                             8,520            (2,154)              --
  Foreign Currencies and Forward Currency Contracts            (2,709)           (2,473)            (389)
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                       11,489           (34,571)         (24,456)
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                       375,676          (265,402)        (152,595)
  Futures Contracts                                              (226)              226               --
  Foreign Currencies and Forward Currency Contracts              (755)              210              (13)
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)              374,695          (264,966)        (152,608)
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                            $430,650         $(289,557)       $(161,673)
==========================================================================================================

*Dividends are net of foreign withholding taxes of $6,651,000, $1,463,000, and $1,495,000, respectively.

-------------------------------------------------------------------------------------
                                                                 TOTAL INTERNATIONAL
                                                                           PORTFOLIO
                                                                 --------------------
                                                                          YEAR ENDED
                                                                   DECEMBER 31, 1997
                                                                 --------------------
                                                                               (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received                                            $ 15,068
   Interest                                                                      208
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                                                 15,276
-------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Capital Gain Distributions Received                                         1,846
   Investment Securities Sold                                                     (1)
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                              1,845
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES    (40,129)
-------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $(23,008)
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     EUROPEAN                        PACIFIC
                                                                                     PORTFOLIO                      PORTFOLIO
                                                                        ------------------------------        --------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------------
                                                                                 1997             1996         1997          1996
                                                                                (000)            (000)        (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                  $     44,466     $     31,390  $     9,980    $    8,602
  Realized Net Gain (Loss)                                                     11,489            9,085      (34,571)       (1,625)
  Change in Unrealized Appreciation (Depreciation)                            374,695          213,795     (264,966)      (94,228)
                                                                        ----------------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations                                             430,650          254,270     (289,557)      (87,251)
                                                                        ----------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                       (43,908)         (33,504)      (9,619)       (8,273)
  Realized Capital Gain                                                        (9,048)          (5,470)          --            --
                                                                        ----------------------------------------------------------
     Total Distributions                                                      (52,956)         (38,974)      (9,619)       (8,273)
                                                                        ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                      798,288          511,774      469,885       474,705
  Issued in Lieu of Cash Distributions                                         48,239           34,983        8,612         7,164
  Redeemed                                                                   (386,529)        (184,595)    (329,587)     (239,553)
                                                                        ----------------------------------------------------------
     Net Increase from Capital Share Transactions                             459,998          362,162      148,910       242,316
----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                                     837,692          577,458     (150,266)      146,792
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                                         1,594,734        1,017,276      977,506       830,714
                                                                        ----------------------------------------------------------
  End of Year                                                              $2,432,426       $1,594,734     $827,240      $977,506
==================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                    43,854           33,822       48,273        41,039
     Issued in Lieu of Cash Distributions                                       2,420            2,156        1,142           684
     Redeemed                                                                 (21,660)         (12,290)     (35,246)      (20,943)
                                                                        ----------------------------------------------------------
        Net Increase in Shares Outstanding                                     24,614           23,688       14,169        20,780
==================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                    EMERGING MARKETS                    TOTAL INTERNATIONAL
                                                                       PORTFOLIO                              PORTFOLIO
                                                              -----------------------------    -------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                              -----------------------------       YEAR ENDED      APR. 29* TO
                                                                       1997            1996    DEC. 31, 1997    DEC. 31, 1996
                                                                      (000)           (000)            (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                          $   15,391      $    8,064        $  15,276       $    4,158
  Realized Ne  Gain (Loss)                                          (24,456)            349            1,845              396
  Change in Unrealized Appreciation (Depreciation)                 (152,608)         35,034          (40,129)          (1,393)
                                                              ----------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations                                  (161,673)         43,447          (23,008)           3,161
                                                              ----------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                             (15,042)         (8,487)         (15,269)          (4,314)
  Realized Capital Gain                                                  --              --           (1,796)            (405)
                                                              ----------------------------------------------------------------
     Total Distributions                                            (15,042)         (8,487)         (17,065)          (4,719)
                                                              ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                            432,607         406,671          746,141          293,013
  Issued in Lieu of Cash Distributions                               13,894           7,541           16,068            4,311
  Redeemed                                                         (246,615)        (46,342)         (99,512)         (15,515)
                                                              ----------------------------------------------------------------
     Net Increase from Capital Share Transactions                   199,886         367,870          662,697          281,809
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                          23,171         402,830          622,624          280,251
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period--Note C                                       637,121         234,291          280,358              107
                                                              ----------------------------------------------------------------
  End of Period                                                    $660,292        $637,121         $902,982         $280,358
==============================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                          33,794          33,380           71,840           28,748
     Issued in Lieu of Cash Distributions                             1,416             619            1,641              429
     Redeemed                                                       (20,944)         (3,916)          (9,615)          (1,534)
                                                              ----------------------------------------------------------------
        Net ancrease in Shares Outstanding                           14,266          30,083           63,866           27,643
==============================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis; investment results for the Total International Portfolio include both income and capital gain distributions received from the other Portfolios. The table also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged. The Total International Portfolio does not report an Average Commission Rate Paid because it pays no commissions on transactions in shares of the other Portfolios.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    EUROPEAN PORTFOLIO
                                                                                 YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997         1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $16.57       $14.02       $11.76       $11.88      $  9.33
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .38          .34          .32          .28          .17
  Net Realized and Unrealized Gain (Loss) on Investments            3.63         2.63         2.30         (.06)        2.55
                                                                  ------------------------------------------------------------
     Total from Investment Operations                               4.01         2.97         2.62          .22         2.72
                                                                  ------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.37)        (.36)        (.32)        (.28)        (.17)
  Distributions from Realized Capital Gains                         (.08)        (.06)        (.04)        (.06)          --
                                                                  ------------------------------------------------------------
     Total Distributions                                            (.45)        (.42)        (.36)        (.34)        (.17)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $20.13       $16.57       $14.02       $11.76       $11.88
=============================================================================================================================

TOTAL RETURN*                                                     24.23%       21.26%       22.28%        1.88%       29.13%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                              $2,432       $1,595       $1,017         $715         $601
  Ratio of Total Expenses to Average Net Assets                    0.31%        0.35%        0.35%        0.32%        0.32%
  Ratio of Net Investment Income to Average Net Assets             2.19%        2.45%        2.66%        2.41%        2.05%
  Portfolio Turnover Rate                                             3%           4%           2%           6%           4%
  Average Commission Rate Paid                                    $.0396       $.0395          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 1% from 1993 through 11/2/1997) or the annual account maintenance fee of $10.

-------------------------------------------------------------------------------------------------------------------
                                                                                 PACIFIC PORTFOLIO
                                                                              YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     1997      1996        1995         1994      1993
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $10.51    $11.50      $11.31       $10.13    $ 7.56
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .09       .10         .10          .08       .06
  Net Realized and Unrealized Gain (Loss) on Investments        (2.79)    (1.00)        .21         1.24      2.62
                                                               ----------------------------------------------------
     Total from Investment Operations                           (2.70)     (.90)        .31         1.32      2.68
                                                               ----------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.09)     (.09)       (.12)        (.08)     (.06)
  Distributions from Realized Capital Gains                        --        --          --         (.06)     (.05)
                                                               ----------------------------------------------------
     Total Distributions                                         (.09)     (.09)       (.12)        (.14)     (.11)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $ 7.72    $10.51      $11.50       $11.31    $10.13
===================================================================================================================

TOTAL RETURN*                                                 -25.67%    -7.82%       2.75%       13.04%    35.46%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                             $827      $978        $831         $697      $493
  Ratio of Total Expenses to Average Net Assets                 0.35%     0.35%       0.35%        0.32%     0.32%
  Ratio of Net Investment Income to Average Net Assets          1.03%     0.89%       0.97%        0.71%     0.75%
  Portfolio Turnover Rate                                          8%        9%          1%           4%        7%
  Average Commission Rate Paid                                 $.0120    $.0156         N/A          N/A       N/A
-------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the transaction fee on purchases (0.5% in 1997, 1.0% in 1993 through 1996) or the annual account maintenance fee of $10.

------------------------------------------------------------------------------------------------------------------------
                                                                                 EMERGING MARKETS PORTFOLIO
                                                                           YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------        MAY 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          1997          1996       1995     DEC. 31, 1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.28        $10.75     $10.87            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .24           .18        .15               .06
  Net Realized and Unrealized Gain (Loss) on Investments               (2.31)         1.52       (.09)              .92
                                                                     ---------------------------------------------------
     Total from Investment Operations                                  (2.07)         1.70        .06               .98
                                                                     ---------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                  (.23)         (.17)      (.18)             (.07)
  Distributions from Realized Capital Gains                               --            --         --              (.04)
                                                                     ---------------------------------------------------
     Total Distributions                                                (.23)         (.17)      (.18)             (.11)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 9.98        $12.28     $10.75            $10.87
========================================================================================================================

TOTAL RETURN**                                                       -16.82%        15.83%      0.56%             9.81%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $660          $637       $234               $83
  Ratio of Total Expenses to Average Net Assets                        0.57%         0.60%      0.60%            0.60%+
  Ratio of Net Investment Income to Average Net Assets                 1.96%         1.69%      2.00%            1.32%+
  Portfolio Turnover Rate                                                19%            1%         3%                6%
  Average Commission Rate Paid                                        $.0006        $.0004        N/A               N/A
------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Total return figures do not reflect the transaction fee on purchases (1.0% beginning 11/3/1997, 1.5% from 1/1/1997 to 11/2/1997, 2.0% in 1994 through
  1996), the 1% transaction fee on redemptions, or the annual account maintenance fee of $10.

+ Annualized.

------------------------------------------------------------------------------------------------------
                                                                        TOTAL INTERNATIONAL PORTFOLIO
                                                                           YEAR ENDED     APR. 29* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          DEC. 31, 1997   DEC. 31, 1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.14         $10.26
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                          .18           .150
   Capital Gain Distributions Received                                            .02           .015
   Net Realized and Unrealized Gain (Loss) on Investments                        (.28)         (.110)
                                                                            --------------------------
      Total from Investment Operations                                           (.08)          .055
                                                                            --------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                          (.17)         (.160)
   Distributions from Realized Capital Gains                                     (.02)         (.015)
                                                                            --------------------------
      Total Distributions                                                        (.19)         (.175)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $  9.87         $10.14
======================================================================================================

TOTAL RETURN**                                                                 -0.77%          0.55%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                          $903           $280
   Ratio of Expenses to Average Net Assets--Note C                                 0%             0%
   Ratio of Net Investment Income to Average Net Assets                         2.19%         1.51%+
   Portfolio Turnover Rate                                                         0%             0%
   Average Commission Rate Paid                                                   N/A            N/A
------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 0.75% from 1/1/1997 to 11/2/1997, 1.0% in 1996) or the annual account maintenance fee of $10.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Equity Index Fund and Vanguard Total International Portfolio are registered under the Investment Company Act of 1940 as open-end investment companies, or mutual funds. Vanguard International Equity Index Fund consists of the European, Pacific, and Emerging Markets Portfolios, each of which seeks to match the performance of a distinct international market index by investing in common stocks. The Total International Portfolio, one of six independent Portfolios of Vanguard STAR Fund, seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Portfolios. The Portfolios' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolios consistently follow such policies in preparing their financial statements.

    1. SECURITY VALUATION: European, Pacific, and Emerging Markets Portfolios:
Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by an independent pricing service. Other temporary cash investments are valued at amortized cost, which approximates market value.

    Total International Portfolio: Investments are valued at the net asset value of each Vanguard Portfolio determined as of the close of the New York Stock Exchange on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European and Pacific Portfolios use Eurotop and Nikkei 300 Index futures contracts, respectively, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

    The European and Pacific Portfolios enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The Portfolios' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

    4. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid in capital.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Portfolios at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolios under methods approved by the Board of Directors. At December 31, 1997, the Portfolios had contributed capital aggregating $260,000 to Vanguard (included in Other Assets), representing 1.3% of Vanguard's capitalization. The Portfolios' Directors and officers are also Directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Portfolio. The special service agreement provides that Vanguard will reimburse the Portfolio's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Portfolio. Accordingly, all expenses incurred by the Portfolio during the year ended December 31, 1997, were reimbursed by Vanguard. The Portfolio's Trustees and officers are also Directors and officers of Vanguard.

    The Total International Portfolio's operations prior to April 29, 1996, were limited to the issuance of 10,443 shares to a private account of a Trustee and officer of the Portfolio in exchange for shares of the European, Pacific, and Emerging Markets Portfolios.

D. During the year ended December 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

         ------------------------------------------------------------------
                                                            (000)
                                                ---------------------------
         PORTFOLIO                                PURCHASES         SALES
         ------------------------------------------------------------------
         European                                 $504,090       $  65,653
         Pacific                                   235,209          79,018
         Emerging Markets                          347,125         141,008
         Total International                       664,312             746
         ------------------------------------------------------------------

E. At December 31, 1997, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

        -----------------------------------------------------------------------
                                                    (000)
                                 ----------------------------------------------
                                                                NET UNREALIZED
                                 APPRECIATED     DEPRECIATED     APPRECIATION
         PORTFOLIO                SECURITIES      SECURITIES    (DEPRECIATION)
        -----------------------------------------------------------------------
         European                  $821,378       $  (27,241)     $  794,137
         Pacific                     90,965         (340,390)      (249,425)
         Emerging Markets           112,369         (238,577)      (126,208)
         Total International         75,931         (117,453)       (41,522)
        -----------------------------------------------------------------------

    At December 31, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized appreciation (depreciation) were:

        -----------------------------------------------------------------------------------
                                                                       (000)
                                                         ----------------------------------
                                                           AGGREGATE           UNREALIZED
                                           NUMBER OF       SETTLEMENT         APPRECIATION
         PORTFOLIO/FUTURES CONTRACTS     LONG CONTRACTS      VALUE           (DEPRECIATION)
        -----------------------------------------------------------------------------------
         European/
           Eurotop                           162             $37,722              $340
         Pacific/
           Nikkei 300                        226               4,125              (104)
        -----------------------------------------------------------------------------------

    At December 31, 1997, the European and Pacific Portfolios had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

        ------------------------------------------------------------------------------------------------
                                                                  (000)
                                      ------------------------------------------------------------------
                                         CONTRACT AMOUNT
                                      -----------------------
         PORTFOLIO/                    FOREIGN        U.S.             MARKET VALUE IN      UNREALIZED
         CONTRACT SETTLEMENT DATE     CURRENCY       DOLLARS             U.S. DOLLARS      DEPRECIATION
        ------------------------------------------------------------------------------------------------
        European/
        Receive:
          3/25/1998     ECU            33,448       $37,382                 $36,936            $(446)
        Pacific/
        Receive:
          3/18/1998     JPY           549,757         4,293                   4,274              (19)
        ------------------------------------------------------------------------------------------------

         ECU--European Currency Unit.
         JPY--Japanese Yen.

    The European, Pacific, and Emerging Markets Portfolios had net unrealized foreign currency losses of $205,000, $14,000, and $13,000, respectively, resulting from the translation of other assets and liabilities at December 31, 1997.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    During the year ended December 31, 1997, the European, Pacific, and Emerging Markets Portfolios realized net foreign currency losses of $152,000, $1,083,000, and $389,000, respectively, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains (losses) to undistributed net investment income. The amount reclassified by the Pacific Portfolio includes $1,046,000 of realized losses on the sale of foreign bonds which are treated as foreign currency losses for tax purposes.

    Certain of the Emerging Markets Portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Distributions to shareholders from passive foreign investment company income during the year ended December 31, 1997, were $92,000; the cumulative total of these distributions related to passive foreign investment company holdings at December 31, 1997, was $53,000. During the year ended December 31, 1997, the Portfolio realized gains on the sale of passive foreign investment companies of $838,000, which were included in prior years' distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

    For federal income tax purposes, the European, Pacific, and Emerging Markets Portfolios had the following capital gains available for distribution at December 31, 1997, or capital losses available to offset future capital gains:


         --------------------------------------------------------------------
                                                         CAPITAL LOSS
                                                -----------------------------
                                                                  EXPIRATION
                                 CAPITAL GAINS                      FISCAL
                                 AVAILABLE FOR                     YEAR(S)
                                 DISTRIBUTION       AMOUNT          ENDING
         PORTFOLIO                   (000)          (000)        DECEMBER 31
         --------------------------------------------------------------------
         European                  $6,198              --            --
         Pacific                      --         $(37,789)        2003-2006
         Emerging Markets             --          (25,667)        2003-2006
         --------------------------------------------------------------------

G. The market value of securities on loan to brokers/dealers at December 31, 1997, and collateral received with respect to such loans were:

         --------------------------------------------------------------------
                                                            (000)
                                               ------------------------------
                                                 MARKET VALUE        CASH
                                                  OF LOANED       COLLATERAL
         PORTFOLIO                                SECURITIES       RECEIVED
         --------------------------------------------------------------------
         European                                 $373,604        $396,606
         Pacific                                   189,040         204,273
         --------------------------------------------------------------------

    Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors and Trustees of
Vanguard International Equity Index Fund and
Vanguard STAR Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Portfolio, Pacific Portfolio and Emerging Markets Portfolio, constituting Vanguard International Equity Index Fund, and Total International Portfolio, a separate portfolio of Vanguard STAR Fund, (together, "the Portfolios") at December 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) VANGUARD INTERNATIONAL EQUITY INDEX FUND AND VANGUARD STAR FUND-TOTAL INTERNATIONAL PORTFOLIO

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

    The European Portfolio designates $8,070,000 as capital gain dividends (from net long-term capital gains), of which $3,306,000 was distributed to shareholders in December 1997 and $4,764,000 will be distributed in March 1998. Of the $8,070,000 capital gain dividends, the Portfolio designates $4,583,000 as a 20% rate gain distribution.

    The Total International Portfolio designates $1,013,000 as capital gain dividends (from net long-term capital gains), which were distributed in December 1997. Of the $1,013,000 capital gain dividends, the Portfolio designates $333,000 as a 20% rate gain distribution.

    The Fund has elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1997 Form 1099-DIV.

DIRECTORS, TRUSTEES, AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell
        Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                             Wilshire Associates.

                           VANGUARD FAMILY OF FUNDS



STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
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Index Trust
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  Extended Market Portfolio
  Growth Portfolio
  Small Capitalization Stock
    Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
    Portfolio
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  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
    Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
  Conservative Growth
    Portfolio
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STAR Portfolio
Tax-Managed Fund
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Wellesley Income Fund
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BOND FUNDS
Admiral Funds
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
  Intermediate-Term Bond
    Portfolio
  Long-Term Bond Portfolio
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Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
    Portfolio
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term Corporate
    Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term Corporate
    Portfolio
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    Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
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Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
  U.S. Treasury Money Market
    Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)


Q720-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor


[THE VANGUARD GROUP LOGO]

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1-800-662-7447

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and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.